PROSPECTUS

January 28, 2020

IRON Strategic Income Fund

Investor Class	(IRNIX)
Institutional Class	(IFUNX)

Fund Adviser

IRON Financial, LLC

630 Dundee Road, Suite 200

Northbrook, IL 60062

(877) 322-0575

WWW.IRONFUNDS.COM

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from the financial intermediary that services your shareholder account. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may be eligible to elect to receive shareholder reports and other communications from the Fund or the financial intermediary that services your shareholder account electronically. If you would like to sign up for electronic delivery of shareholder communications, please contact the Fund or your financial intermediary for instructions.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling Shareholder Services at 1-877-322-0575. If you hold your account with a financial intermediary, you will need to contact that intermediary or follow instructions included with this document to continue receiving paper copies of shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

IRON STRATEGIC INCOME FUND

Summary

Investment Objective

The investment objective of the IRON Strategic Income Fund (the “Strategic Income Fund” or the “Fund”) is to maximize total return. Total return is comprised of both income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategic Income Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee	Investor Class	Institutional Class
(as a percentage of the amount redeemed within 30 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	NONE
Other Expenses
Administrative Services Fee	0.10%	NONE
Remaining Other Expenses	0.46%	0.46%
Acquired Fund Fees and Expenses[1]	0.14%	0.14%
Total Annual Fund Operating Expenses[2]	1.60%	1.25%

1	Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies.

2	Total Annual Fund Operating Expenses do not correlate to the ratio of net expenses to average net assets found in the “Financial Highlights” section of this prospectus. The Fund’s financial highlights do not include AFFE.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$163	$505	$871	$1,900
Institutional Class	$127	$397	$686	$1,511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 216%.

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Principal Investment Strategies

The Strategic Income Fund seeks to attain its investment objective by strategically adjusting the portfolio’s market exposure, typically to fixed income markets, including high yield securities (commonly known as “junk bonds”), convertible bonds and cash. The Fund’s investment adviser, IRON Financial, LLC (the “Adviser”), employs a top down approach that includes a review of fundamental and quantitative factors to determine the desired economic exposure at any given time. This total return approach strives to earn interest income on securities held in the Fund’s portfolio and to generate capital appreciation through strategic adjustments of the Fund’s assets. At the same time, the Adviser focuses on limiting downside risk in weaker market environments.

When the Adviser concludes that the risk/reward relationship is unfavorable in certain fixed income markets, the Adviser will take necessary steps to adjust the Fund’s market exposure. The Adviser has the ability to reduce the Fund’s market exposure by following one or more of these actions: (1) selling portfolio securities and thereby increasing the Fund’s cash position; (2) hedging the Fund’s exposure to the fixed income markets (including high yield markets) through the use of derivatives including credit default swaps and/or futures contracts; or (3) selling portfolio securities and using some or all of the proceeds to purchase other investments, including but not limited to investment grade bonds, treasuries, or derivatives such as credit default swaps or treasury futures. The Fund’s Adviser may sell a security to manage risk and/or if it identifies another investment it believes will outperform a current position. In addition, the Adviser analyzes shifts in the yield curve as well as dislocations in the pricing of various securities in order to find investment opportunities.

The Fund’s Adviser conducts an ongoing analysis of the overall economic environment by reviewing factors including, but not limited to: (i) money flows, (ii) inflation and interest rate environments, (iii) health of securitization markets, (iv) delinquencies, default and recovery rates of debt markets, (v) The Conference Board Leading Economic© Index for leading economic indicators, (vi) monetary policy, and (vii) sovereign debt and currency movements. With regard to high yield markets, the Fund’s Adviser will routinely examine new issuances, fund flows, corporate balance sheets, earnings and cash flows, credit quality, default rates, and supply/demand. Similarly, the Fund’s Adviser monitors a number of key movements among a variety of markets. These include, but are not limited to, prices, spreads, yields, dollar-weighted volume of trading, momentum, and volatility. Additionally, long and short exposure instruments are evaluated based on relative value, cost, liquidity and diversification.

Under normal market conditions, the Fund invests primarily in fixed income securities, including high yield securities that are rated below investment-grade, cash, and fixed income related derivatives. The Fund may invest in these securities directly or through investments in other investment companies (including open-end funds, money market funds, and exchange-traded funds (“ETFs”)) that invest in a broad range of debt securities and derivative instruments. The Fund and underlying funds may invest in different types of fixed income, variable and floating rate debt securities of any quality or maturity including but not limited to bonds, corporate debt, foreign corporate and sovereign debt securities, loans, notes, mortgage-backed securities, restricted securities, municipal securities, government securities, convertible and preferred securities, swaps, swaptions, futures, options and options on futures. The Fund may invest up to 15% of its net assets (at the time of purchase) in illiquid securities. The Fund may engage in repurchase agreements and securities lending with broker-dealers and other financial institutions to earn income.

Derivative instruments traded directly by the Fund may include credit default swaps, total return swaps, swaptions, credit and equity option contracts, futures contracts and options on futures contracts and foreign currency transactions. The Fund and underlying funds in which it invests may use derivative instruments for any purpose consistent with their investment objectives, including hedging or managing risk, obtaining market exposure, or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. For example, the Fund may enter into a credit default swap to hedge the credit risk of its portfolio or to increase the portfolio’s credit exposure. Options may be used to hedge or obtain exposure to a security or market. Treasury futures contracts and options thereon may be used to adjust the duration of the Fund’s portfolio and/or exposure to various parts of the yield curve. The Fund may invest in derivatives subject only to limits imposed on mutual funds under applicable federal securities laws. Derivative transactions may have leverage in their terms.

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The Fund may also invest in securities convertible into common stocks, equity securities or securities with a value based on equity securities. These securities may include common stocks of U.S. or foreign companies of any market capitalization including, but not limited to, small- and mid-cap companies and companies operating in developed or emerging countries. The selection process includes quantitative methodologies combined with fundamental, relative value and liquidity analysis. The Fund also may engage in short sales. For example, equity securities of the issuer of a bond held by the Fund may be sold short as an alternative hedge to selling the underlying bond.

Principal Risks

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Fixed Income Securities Risks.

•	Interest Rate Risk. The market value of fixed income securities in which the Fund invests, either directly or through investments in other investment companies, and, thus, the Fund’s net asset value (“NAV”), can be expected to vary inversely with changes in interest rates.

•	Duration Risk. Prices of fixed income securities with longer effective durations are more sensitive to interest rate changes than those with shorter effective durations.

•	Credit Risk. The issuer of a fixed income security may not be able or willing to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

•	Junk Bond Risk. The Fund invests substantially (either directly or through investments in other investment companies) in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), as well as derivatives of such securities, and therefore is likely to be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•	Prepayment and Extension Risk. As interest rates decline, the issuers of fixed income securities may prepay principal earlier than scheduled, forcing the Fund (or an underlying fund) to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.

•	Investment Company Securities Risk. Because the Fund invests substantially in other investment companies (including ETFs, money market funds, and open-end mutual funds), it indirectly bears the acquired funds’ fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. When the Fund invests in other funds, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund will be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds).

•	ETF Risk. An ETF’s shares may trade at a market price above or below their NAV, and an active trading market for an ETF’s shares may not develop or be maintained.

•	Government Securities Risk. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to certain of its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund (or an underlying fund) invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price and/or yield could fall.

•	Market Risk. The prices of securities held by the Fund (or underlying funds) may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Equity securities may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

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•	Management Risk. The Adviser’s process of strategically adjusting the portfolio’s market exposure may fail to produce the intended results. If the Adviser’s expectations for a particular asset class are not realized in the expected timeframe, the Fund’s overall performance may suffer.

•	Foreign Investments Risk. Investing in foreign companies (whether directly or through American Depositary Receipts (“ADRs”) or underlying funds that invest in foreign securities) or currencies can increase the potential for losses and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. ADRs do not eliminate all of the risks associated with direct investment in the securities of foreign issuers. The risks of foreign investing are typically greater for investments in companies located in emerging markets.

•	Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.

•	Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Fund’s Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

•	Derivatives Risks. A small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments. The low margin or premiums normally required in derivative transactions may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss.

•	Swap Risks. Swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. The Fund may also invest in swaptions, which are options to enter into swaps. Such investments would also be subject to options risks, as discussed below.

•	Options Risks. The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option. The Fund may also invest in swaptions, which are options to enter into swaps. Such investments would also be subject to swap risks, as discussed above.
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•	Futures Contracts and Options on Futures Contracts Risks. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid, which could prevent the Fund from liquidating positions at desirable prices and cause it to be subject to substantial losses. Trading in commodity futures contracts and related options are highly specialized activities that may entail greater than ordinary investment or trading risks.

•	Hedging Risks. Hedging strategies can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. Also, to the extent the profit or loss from the derivative and from the corresponding long position do not correlate, there is the risk that the Fund will realize a net loss.

•	Counterparty Risk. Participants in “over-the-counter” or “interdealer” markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in over-the-counter transactions (including options), it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. This is the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

•	Credit Risk. The Fund could lose its entire investment if it engages in a swap or other over-the-counter transaction with a counterparty that declares bankruptcy. Wider credit spreads and decreasing market values represent a deterioration of a counterparty’s credit soundness and a greater likelihood or risk of default occurring.

•	Currency Futures Trading Risks. Currency futures trading involves additional risks. To the extent the Adviser’s view as to certain market movements or currency fluctuations is incorrect, the use of currency futures could result in losses greater than if they had not been used. In addition, currency futures trading has market risk, interest rate risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate.

•	Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Short selling will also result in higher transaction costs and may result in higher taxes.

•	Risk of Potential Government Regulation of Derivatives. The regulation of certain derivatives, including futures, swaps and options transactions, in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict but could be substantial and adverse. Future regulation of various types of derivatives, including futures, swaps and options transactions, could limit or prevent the Fund from using these instruments as part of its investment strategy, which could prevent the Fund from achieving its investment objective.
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•	Liquidity Risk. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

•	Repurchase Agreement Risks. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If the value of the collateral becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount.

•	Securities Lending Risks. When the Fund engages in securities lending, it will be subject to the risk that it may experience a delay in receiving additional collateral to secure a loan or a delay in recovering the loaned securities if the borrower defaults.

•	Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in an issuer’s capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

•	Cybersecurity Risks. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

•	Portfolio Turnover Risk. The Adviser’s active management of the Fund’s portfolio may cause the Fund to have a higher portfolio turnover rate than other similar funds, which may increase brokerage and other expenses or cause a higher current realization of capital gains and a potentially larger current tax liability.

Performance

The bar chart below shows how the Strategic Income Fund’s investment returns have varied from year to year since the Fund’s inception as represented by the performance of Institutional Class shares (the Class with the longest period of annual returns). The performance of Investor Class shares will differ due to differences in expenses. The table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Institutional Class

Annual Total Return (for years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	1st Quarter, 2010, 4.17%
Worst Quarter:	3rd Quarter, 2011, (5.54)%

Average Annual Total Returns (for the periods ended December 31, 2019)

	One Year	Five Years	Ten Years
Institutional Class
Return Before Taxes	7.14%	1.96%	3.49%
Return After Taxes on Distributions	5.36%	0.59%	1.79%
Return After Taxes on Distributions and Sale of Fund Shares	4.21%	0.88%	2.05%

Investor Class
Return before Taxes	6.79%	1.60%	3.12%
Credit Suisse Hedge Fund Index[1]	9.31%	2.65%	4.25%

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1	The Credit Suisse Hedge Fund Index is an asset weighted hedge fund index based only on funds with over $50 million under management, a 12-month track record and audited financial statements. The index is calculated and rebalanced on a monthly basis and reflects performance net of all hedge fund component performance fees and expenses.

After-tax returns are shown for the Institutional Class only. After-tax returns for the Investor Class will vary. After-tax returns are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (877) 322-0575. Updated performance information may also be accessed on the Fund’s website at www.ironfunds.com.

Portfolio Management

Investment Adviser – IRON Financial, LLC

Portfolio Managers – The following portfolio manager has been responsible for the day-to-day management of the Fund since its inception in October 2006:

•	Aaron Izenstark; Co-Founder and Chief Investment Officer

Effective June 1, 2016, the following portfolio managers assumed responsibility for the day-to-day management of the Fund together with Mr. Izenstark:

•	Edward Connolly; Director, Portfolio Management and Trading

•	Dr. Ramesh Poola; Ph.D., CFA; Managing Director of Investment and Quantitative Research

•	Joe Fanaro; Portfolio Management and Trading

Purchase and Sale of Fund Shares

Minimum Initial Investment:	To Place Buy or Sell Orders
$10,000	By Mail:

IRON Funds
Minimum Additional Investment:	c/o: Ultimus Fund Solutions, LLC
$1,000	P.O. Box 46707
Cincinnati, OH 45246-0707

By Phone: (877) 322-0575

Purchases placed via intermediaries may have different minimums than those listed above.

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You may also sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, individual retirement account (“IRA”) or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Information About the Fund’s Principal Strategies and Related Risks

Investment Objective

The investment objective of the Fund is to maximize total return. Total return is comprised of both income and capital appreciation.

Principal Strategies

The Strategic Income Fund seeks to attain its investment objective by strategically adjusting the portfolio’s market exposure, typically to fixed income markets, including high yield securities (commonly known as “junk bonds”), convertible bonds and cash. The Fund’s investment adviser, IRON Financial, LLC (the “Adviser”), employs a top down approach that includes a review of fundamental and quantitative factors to determine the desired economic exposure at any given time. This total return approach strives to earn interest income on securities held in the Fund’s portfolio and to generate capital appreciation through strategic adjustments of the Fund’s assets. At the same time, the Adviser focuses on limiting downside risk in weaker market environments.

When the Adviser concludes that the risk/reward relationship is unfavorable in certain fixed income markets, the Adviser will take necessary steps to adjust the Fund’s market exposure. The Adviser has the ability to reduce the Fund’s market exposure by following one or more of these actions: (1) selling portfolio securities and thereby increasing the Fund’s cash position; (2) hedging the Fund’s exposure to the fixed income markets (including high yield markets) through the use of derivatives including credit default swaps and/or futures contracts; or (3) selling portfolio securities and using some or all of the proceeds to purchase other investments, including but not limited to investment grade bonds, treasuries, or derivatives such as credit default swaps or treasury futures. The Fund’s Adviser may sell a security to manage risk and/or if it identifies another investment it believes will outperform a current position. In addition, the Adviser analyzes shifts in the yield curve as well as dislocations in the pricing of various securities in order to find investment opportunities.

The Fund’s Adviser conducts an ongoing analysis of the overall economic environment by reviewing factors including, but not limited to: (i) money flows, (ii) inflation and interest rate environments, (iii) health of securitization markets, (iv) delinquencies, default and recovery rates of debt markets, (v) The Conference Board Leading Economic© Index for leading economic indicators, (vi) monetary policy, and (vii) sovereign debt and currency movements. With regard to high yield markets, the Fund’s Adviser will routinely examine new issuances, fund flows, corporate balance sheets, earnings and cash flows, credit quality, default rates, and supply/demand. Similarly, the Fund’s Adviser monitors a number of key movements among a variety of markets. These include, but are not limited to, prices, spreads, yields, dollar-weighted volume of trading, momentum, and volatility. Additionally, long and short exposure instruments are evaluated based on relative value, cost, liquidity and diversification.

Under normal market conditions, the Fund invests primarily in fixed income securities, including high yield securities that are rated below investment-grade, cash, and fixed income related derivatives. The Fund may invest in these securities directly or through investments in other investment companies (including open-end funds, money market funds, and exchange-traded funds (“ETFs”)) that invest in a broad range of debt securities and derivative instruments. The Fund and underlying funds may invest in different types of fixed income, variable and floating rate debt securities of any quality or maturity including but not limited to bonds, corporate debt, foreign corporate and sovereign debt securities, loans, notes, mortgage-backed securities, restricted securities, municipal securities, government securities, convertible and preferred securities, swaps, swaptions, futures, options and options on futures. The Fund may invest up to 15% of its net assets (at the time of purchase) in illiquid securities. The Fund may engage in repurchase agreements and securities lending with broker-dealers and other financial institutions to earn income.

Derivative instruments traded directly by the Fund may include credit default swaps, total return swaps, swaptions, credit and equity option contracts, futures contracts and options on futures contracts and foreign currency transactions. The Fund and underlying funds in which it invests may use derivative instruments for any purpose consistent with their investment objectives, including hedging or managing risk, obtaining market exposure, or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. For example, the Fund may enter into a credit default swap to hedge the credit risk of its portfolio or to increase the portfolio’s credit exposure. Options may be used to hedge or obtain exposure to a security or market. Treasury futures contracts and options thereon may be used to adjust the duration of the Fund’s portfolio and/or exposure to various parts of the yield curve. The Fund may invest in derivatives subject only to limits imposed on mutual funds under applicable federal securities laws. Derivative transactions may have leverage in their terms.

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The Fund may also invest in securities convertible into common stocks, equity securities or securities with a value based on equity securities. These securities may include common stocks of U.S. or foreign companies of any market capitalization including, but not limited to, small- and mid-cap companies and companies operating in developed or emerging countries. The selection process includes quantitative methodologies combined with fundamental, relative value and liquidity analysis. The Fund also may engage in short sales. For example, equity securities of the issuer of a bond held by the Fund may be sold short as an alternative hedge to selling the underlying bond.

Additional information about the principal types of securities in which the Fund may invest is set forth below:

Debt Securities. Debt securities in which the Fund (or underlying funds) may invest include bonds, loans, notes, corporate debt, restricted securities, municipal securities, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (“government securities”), structured products, derivatives, foreign corporate and sovereign debt securities, convertible securities, and high yield bonds rated lower than Baa by Moody’s Investor Services, Inc.® (“Moody’s”) or lower than BBB by Standard & Poor’s® (“S&P”) or, if unrated, determined to be of comparable quality by the Adviser (commonly known as “junk bonds”), as well as shares of open- or closed-end funds or ETFs that invest primarily (or are designed to track the value of) debt securities.

Junk Bonds. The Fund invests significantly in junk bonds, directly and through investing in other investment companies that invest in junk bonds. The term “junk bond” refers to high yield-high risk securities that are rated below investment grade by recognized rating agencies or are unrated securities of comparable quality. Junk bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest, and are subject to substantial risks. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to make payments on its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer.

The Fund may invest up to 5% of its net assets in the lowest rated high yield securities, which typically are in default. Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund or an underlying fund that holds it. If a call were exercised by the issuer during a period of declining interest rates, the Fund or an underlying fund is likely to have to replace the called security with a lower yielding security, thus decreasing its net investment income. Lower grade securities tend to be more volatile than higher-rated fixed income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to adversely affect the Fund’s NAV which, in turn, may adversely affect the value of your investment.

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Like higher-rated fixed income securities, lower grade securities generally are purchased and sold through dealers that make a market in such securities for their own accounts. There are generally fewer dealers in the lower grade securities market, which may be less liquid than the market for higher-rated fixed income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult for the Fund or an underlying fund to acquire lower grade securities appropriate for investment. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause a reduction in the prices received by the Fund or an underlying fund. In addition, the Fund or an underlying fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet its liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the Fund’s or an underlying fund’s portfolio instruments than in the case of instruments trading in a more liquid market. Moreover, the Fund or an underlying fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.

Other Investment Companies. The Fund’s portfolio typically is comprised substantially of shares of other investment companies (including open- end funds, money market funds and ETFs) that invest in a broad range of fixed income and equity securities, derivatives, and illiquid securities. The Fund indirectly will bear its proportionate share of all management fees and other expenses of the underlying funds in which it invests. Therefore, the Fund will incur higher expenses than other mutual funds that invest directly in securities. Actual expenses are expected to vary with changes in the allocation of the Fund’s assets among the various underlying funds in which it invests. The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs. However, pursuant to exemptive orders issued by the SEC to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits. This means that the Fund may invest a substantial portion of its assets in a single underlying fund, or the Fund may own a substantial portion of the outstanding shares of an underlying fund. The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund. At certain times, an underlying fund may limit the Fund’s ability to sell shares of the underlying fund. In these cases, such investments may be considered illiquid.

Derivatives. The Fund and underlying funds in which it invests may use derivative instruments for any purpose consistent with their investment objectives including hedging or managing risk, or ensuring that the Fund’s portfolio maintains sufficient liquidity to meet potential redemptions by Fund shareholders. Derivative securities may be used to “lock-in” realized but unrecognized gains in the value of the Fund’s securities. Risk management strategies include, but are not limited to, facilitating the sale of securities, managing the effective maturity or duration of debt obligations in the Fund’s or creating alternative exposure to debt securities. The Fund may also use derivatives to establish a position in the fixed income or equity markets as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way to invest than traditional securities.

The derivative securities that the Fund or an underlying fund may purchase or sell include, but are not limited to, credit default swaps, interest rate swaps, total return swaps, exchange-traded option contracts, swaptions, over-the-counter contracts (such as forward contracts), futures contracts, options (including options on futures contracts), other securities or contracts whose values depend on the value of one or more other assets (such as securities, commodities, or various indices), and financial instruments such as baskets of securities based on various bond and equity indices. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices). Derivative investments may generate a return that is more volatile than what would be generated if the Fund had invested in the referenced asset or pool of assets directly. The Fund may invest in derivatives subject only to limits imposed on mutual funds under applicable federal securities laws. The low margin or premiums normally required in derivative transactions may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss.

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Equity derivatives may be purchased, sold or sold short based on the Adviser’s technical and fundamental analyses, as well as a security’s correlation to other holdings in the portfolio. Equity derivatives may be traded in a number of ways, for example, put options on an equity index may be bought to hedge the Fund’s portfolio or to increase the Fund’s returns. Alternatively, short positions may be taken based on the Adviser’s negative views of certain equities. During adverse market conditions, high yield securities become very economically sensitive, and taking short positions in equity securities may help to protect the portfolio during volatile times. Equity securities of the issuer of a bond held by the Fund may also be sold short as an alternative hedge to selling the underlying bond.

Swaps. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps, and total return swaps. The Fund may also enter into swaptions, which are options to enter into a swap transaction. The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible, or to hedge or manage risk.

Swap agreements are two party contracts (with the second party being an exchange in the case of exchange-cleared swaps) entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on, or increase in, value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities or commodities representing a particular index.

In a credit default swap agreement, the “buyer” is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the referenced obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing.

However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the referenced obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps held in the Fund’s portfolio may experience price fluctuations.

Whether the Fund’s use of swap agreements will be successful will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. To the extent the Fund’s exposure to the counterparty is not fully collateralized, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that present minimal credit risks as determined by the Adviser.

Rule 144A Securities. The Fund may invest in Rule 144A securities. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements for resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Fund’s illiquid securities policy, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Adviser in accordance with the requirements established by the Board of Trustees. Certain Rule 144A securities may be structured as investment trusts. Rule 144A securities will not be considered illiquid as long as the Adviser determines, under guidelines approved by the Board of Trustees, that an adequate trading market exists. The Fund’s investment in 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

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Illiquid Securities. The Fund may invest up to 15% of its net assets in securities that are not “readily marketable,” such as junk bonds and certain derivatives, that may constitute illiquid securities. A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. In determining the liquidity of such securities, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace where it trades (e.g. the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Investments in illiquid securities involve the risk that the Fund may be unable to sell an illiquid security or sell it at the price that the Fund had valued the security. In addition, the Fund may be required to liquidate positions on unfavorable terms and at a time contrary to the interests of the Fund in order to raise cash to pay redemptions. If a security is determined to be illiquid, the security may be valued at a fair value (an amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser, based on good faith pricing guidelines established by the Board of Trustees. Fair value pricing also is permitted under these guidelines if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the calculation of the Fund’s NAV that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. The sale of illiquid securities may require more time and result in higher transaction costs and other selling expenses than the sale of liquid securities.

Foreign Securities. Foreign securities include securities issued by foreign governments or foreign private issuers. When the Fund invests in foreign securities, either directly or through investments in other funds that invest primarily in foreign securities, it will be subject to additional risks not typically associated with investing in securities of domestic issuers. These risks include, among others, (i) lack of publicly available information about the foreign issuer; (ii) lack of uniformity in accounting, auditing and financial standards and/or requirements comparable to those applicable to U.S. companies; (iii) country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets); (iv) different trading practices; (v) limited trading markets; (vi) greater volatility; and (vii) currency risk – which may negatively impact the value of the Fund’s portfolio even when there is no change in the value of the related security in the issuer’s home country.

Convertible Securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares, the common shares of another company or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure to the degree to which convertible securities sell above their value as fixed income securities.

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Preferred Securities. The Fund may invest in preferred securities. Like common stock, preferred stock represents partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Preferred securities provide a specific dividend that is paid before any dividends are paid to common stock holders, and that takes precedence over common stock in the event of a liquidation. In some cases, preferred stock may not pay a specific dividend.

Short Sales. The Fund (or the underlying funds in which the Fund may invest) may engage in short selling activities, which are significantly different from the investment activities commonly associated with conservative funds. When the Fund (or an underlying fund) engages in a short sale, it sells a security it does not own and, to complete the sale, borrows the same security from a broker or other institution. The Fund (or underlying fund) must replace the borrowed security by purchasing it at the market price at the time the Fund (or underlying fund) chooses to close the short sale, or at the time it is required to do so by the lender, whichever is earlier. The Fund (or underlying fund) may make a profit or loss depending upon whether the market price of the security sold short decreases or increases between the date of the short sale and the date on which the Fund (or underlying fund) must replace the borrowed security. When the Fund (or an underlying fund) makes a short sale for hedging purposes, the profit or loss associated with the short position is intended to offset any profit or loss associated with a corresponding long position (or long positions) in another security (or other securities). To the extent the profit or loss associated with the short position does not correlate precisely with the profit or loss associated with the corresponding long positions, the Fund (or underlying fund) will realize a net profit or loss.

Principal Risks of Investing in the Fund

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Fixed Income Securities Risks.

•	Interest Rate Risk. The market value of fixed income securities in which the Fund invests (either directly or through investments in underlying funds) and, thus, the Fund’s NAV, can be expected to vary inversely with changes in interest rates. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s NAV.

•	Duration Risk. Prices of fixed income securities with longer effective durations are more sensitive to interest rate changes than those with shorter effective durations.

•	Credit Risk. The issuer of a fixed income security may not be able or willing to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

•	Junk Bond Risk. The Fund invests substantially in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), as well as derivatives of such securities, either directly or through funds that invest in these securities, and therefore is likely to be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•	Prepayment and Extension Risk. As interest rates decline, the issuers of fixed income securities may prepay principal earlier than scheduled, forcing the Fund (or an underlying fund) to reinvest in lower yielding securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.
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•	Investment Company Securities Risk. Because the Fund invests substantially in other investment companies (including ETFs, mutual funds, and money market funds) a shareholder’s cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in fixed income securities. The Fund will indirectly bear any fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses. Therefore, the Fund could incur higher expenses, many of which may be duplicative. In addition, the Fund will be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests. At times, underlying funds in which the Fund invests may limit the Fund’s ability to redeem out of the investment and, as a result, such investments may be deemed illiquid.

•	ETF Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that may not apply to non-exchange-traded funds: (i) an ETF’s shares may trade at a market price above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) an ETF may employ an investment strategy that utilizes high leverage ratios; or trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•	Government Securities Risk. Not all U.S. government securities are backed by the full faith and credit of the U.S. government. It is possible that the U.S. government would not provide financial support to certain of its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund (or an underlying fund) invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price and/or yield could fall. The U.S. government guarantees payment of principal and timely payment of interest on certain U.S. government securities. This does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.

•	Market Risk. The prices of securities held by the Fund (or underlying funds) may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Equity securities may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

•	Management Risk. The Adviser’s process of strategically adjusting the portfolio’s market exposure may fail to produce the intended results. If the Adviser’s expectations for a particular asset class are not realized in the expected time frame, the Fund’s overall performance may suffer.

•	Foreign Investments Risk. Investing in foreign companies (whether directly or through ADRs or underlying funds) or currencies may involve more risks than investing in U.S. companies. These risks can increase the potential for losses to the Fund and may include, among others, currency risks (fluctuations in currency exchange rates), country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. ADRs do not eliminate all of the risks associated with direct investment in the securities of foreign issuers. The risks of foreign investing are typically greater in the case of investments in companies located in emerging markets, which may exhibit greater price volatility and have less liquidity.

•	Depositary Receipt Risk. ADRs and GDRs are receipts, issued by depository banks in the United States or elsewhere, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs and GDRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR or GDR issuer will continue to offer a particular ADR or GDR. As a result, the Fund may have difficulty selling the ADRs or GDRs, or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs or GDRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs or GDRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading. Certain ADRs or GDRs are not listed on an exchange and therefore may be illiquid.
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•	Currency Risk. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Exchange rate fluctuations may reduce or eliminate gains or create losses. The Fund’s Adviser does not hedge against currency movements in the various markets in which foreign issuers are located, so the values of the Fund’s foreign securities are subject to the risk of adverse changes in currency exchange rates.

•	Derivatives Risks. A small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying securities, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments. The low margin or premiums normally required in derivative transactions may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately larger profit or loss.

•	Swap Risks. Swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, swaps may be subject to illiquidity risk, counterparty risk and credit risk. The Fund could also suffer losses with respect to a swap agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. The Fund may also invest in swaptions, which are options to enter into swaps. Such investments would also be subject to options risks, as discussed below.

•	Options Risks. The Fund may use options as part of its investment program. There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option (that is, where the seller does not own the underlying security) assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. In such event, the securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. To the extent the premium received does not cover the difference in the market price and the exercise price, the seller will incur a loss when it is obligated to purchase the underlying securities at the higher market price, and sell such securities to the option holder at the lower option price. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. In such case, the seller will be obligated to purchase the securities at a higher price from the option holder than the prevailing market price of the securities. The seller will suffer a loss to the extent the premium received is less than the difference between the option price and the market price of the securities. The buyer of a call or put option assumes the risk of losing its entire premium invested in the option. The Fund may also invest in swaptions, which are options to enter into swaps. Such investments would also be subject to swap risks, as discussed above.

•	Futures Contracts and Options on Futures Contracts Risks. The Fund may trade in futures contracts (and related options) on securities indices, U.S. government securities, currencies, and other financial instruments or commodities, a practice which may involve substantial risks. There is no assurance that a liquid secondary market will exist for futures contracts (or related options) purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Futures contract prices on various commodities or financial instruments occasionally have moved to the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from liquidating positions at desirable prices and cause it to be subject to substantial losses. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low. It is also possible that an exchange or the Commodity Futures Trading Commission (the “CFTC”) may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract or order that trading in a particular contract be conducted for liquidation only. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that may be held in particular commodities. Trading in commodity futures contracts and related options are highly specialized activities that may entail greater than ordinary investment or trading risks.
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•	Hedging Risks. Hedging strategies can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment. When the Adviser uses options and futures contracts for hedging purposes, the profit or loss associated with the options or futures contracts is intended to offset any profit or loss associated with corresponding long positions in other securities, and thus hedging strategies will reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the long positions. Also, to the extent the profit or loss from the derivative and from the corresponding long position do not correlate, there is the risk that the Fund will realize a net loss.

•	Counterparty Risk. Many of the markets in which the Fund effects its derivative transactions are “over-the-counter” or “interdealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. When the Fund invests in over-the-counter transactions (including options), it is assuming a credit risk with regard to parties with which it trades and also bears the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one counterparty, subject to any limitations imposed by the 1940 Act. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

•	Credit Risk. The Fund could lose its entire investment if it engages in an over-the-counter transaction with a counterparty that declares bankruptcy or fails to fulfill its obligation to the fund.

•	Currency Futures Trading Risks. Currency futures trading involves additional risks. To the extent the Adviser’s view as to certain market movements or currency fluctuations is incorrect, the use of currency futures could result in losses greater than if they had not been used. In addition, currency futures trading has market risk, interest rate risk and country risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad.
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•	Short Sale Risk. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a short position may be theoretically unlimited (unlike a long position, where the risk of loss may be limited to the amount invested). Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return.

•	Risk of Potential Government Regulation of Derivatives. The regulation of certain derivatives, including futures, swaps and options transactions, in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse. Future regulation of various types of derivatives, including futures, swaps and options transactions, could limit or prevent the Fund from using these instruments as part of its investment strategy, which could prevent the Fund from achieving its investment objective.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options, swaps and futures transactions in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Fund invests.

•	Liquidity Risk. Some securities the Fund invests in may be difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Securities particularly sensitive to illiquidity include high yield debt obligations, derivatives, privately offered securities, and foreign securities.

•	Repurchase Agreement Risks. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If the value of the collateral becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. The Fund intends to enter into repurchase agreements only in transactions with counterparties believed by the Adviser to present minimum credit risks.

•	Securities Lending Risks. When the Fund engages in securities lending, it will be subject to the risk that it may experience a delay in receiving additional collateral to secure a loan or a delay in recovering the loaned securities if the borrower defaults.

•	Convertible Securities Risk. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are generally senior to common stock in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

•	Cybersecurity Risks. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.
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•	Portfolio Turnover Risk. The Adviser may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. High turnover will increase the Fund’s transaction costs and may increase your tax liability if the transactions result in capital gains.

Changes in Investment Objective or Policies

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Board without shareholder approval unless otherwise provided in this prospectus or in the Statement of Additional Information.

Temporary Defensive Positions

In response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, such as investing some or all of the Fund’s assets in cash or cash equivalents. The Fund may also choose not to use these temporary defensive strategies for a variety of reasons, even in volatile market conditions. Engaging in these temporary defensive measures may cause the Fund to miss out on investment opportunities and may prevent the Fund from achieving its investment objective. While temporary defensive positions are designed to limit losses, these strategies may not work as intended.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information, which is available at www.ironfunds.com.

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Additional Information About Management of the Fund

Adviser

IRON Financial, LLC serves as the investment adviser to the Fund. Founded in 1994, the Adviser is an independently owned multi- product investment firm built on the solid commitment to risk mitigation, proprietary research and both fundamental and quantitative analysis. The Adviser focuses on managing a series of alternative and enhanced investment strategies across many asset classes supported by a highly scalable operation. The Adviser is also a provider of comprehensive fiduciary solutions to corporate retirement plans. The Adviser delivers its solutions in separately managed account and mutual fund vehicles and serves both the institutional and ultra-high net worth client segments including multifamily offices, plan sponsors, wealth managers, and sub-advisers. As of September 30, 2019, the Adviser and its affiliates had $4.9 billion under management.

For its advisory services as investment adviser to the Fund, the Adviser is entitled to receive a management fee at the annual rate of 0.65% of the Fund’s average daily net assets. During the fiscal year ended September 30, 2019, the Adviser received a fee equal to 0.65% of the average daily net assets of the Fund.

To the extent that the Adviser pays a fee to a financial intermediary for distribution or shareholder servicing, the Adviser may consider several factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

If you invest in the Fund through an investment adviser, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. Investor Class shares may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services to Investor Class shareholders that would otherwise be provided by the Fund’s transfer agent or other service providers if the Investor Class shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the Adviser may pay a fee to financial intermediaries for such services.

A discussion of the factors that the Board considered in approving the Fund’s advisory agreement is included in the annual report to shareholders for the period ended September 30, 2019.

Portfolio Managers

Aaron Izenstark, Edward Connolly, Dr. Ramesh Poola, Ph.D., CFA, and Joe Fanaro are jointly and primarily responsible for the management of the Fund. Mr. Izenstark is the lead Portfolio Manager and maintains ultimate authority with respect to investment decisions and management of the Fund. The other portfolio managers handle the day-to-day operations, trading and research for the Fund.

Aaron Izenstark

Mr. Izenstark is a Co-Founder and Chief Investment Officer of the Adviser. Mr. Izenstark has served as portfolio manager of the Fund since its inception in October 2006. Since the Adviser’s founding in 1994, Mr. Izenstark’s focus has been on designing specialized fixed income and equity strategies that seek to reduce portfolio volatility and downside risk while earning competitive returns through full market cycles. Under the guidance of Mr. Izenstark, the Adviser has grown to manage approximately $4.9 billion in assets for a range of intermediary, institutional and high net worth investors.

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Prior to co-founding the Adviser in 1994, Mr. Izenstark was a member of the Chicago Board of Trade (“CBOT”) and Chicago Mercantile Exchange where he specialized in the trading of fixed income and equity derivatives. Mr. Izenstark began investing in high yield fixed income securities in 1988 while a member of the CBOT – where he first developed the investment process that has evolved into the full investment methodology the Adviser uses today in managing the Fund. Mr. Izenstark received his Bachelor of Science in Business Administration from Indiana University and he holds the FINRA Series 2 and 65 licenses.

Edward Connolly

Mr. Connolly has been a co-portfolio manager of the Fund since June 2016. Mr. Connolly is a trader and portfolio manager for a series of strategies for the Adviser. Mr. Connolly joined the Adviser in 2006 and has responsibility for overseeing the global and domestic option overlay strategies for Separately Managed Accounts at the Adviser. In addition, Mr. Connolly has responsibility for fixed income strategies incorporating the use of corporate, government, municipal and convertible securities. Prior to joining the Adviser, Mr. Connolly worked for several market making firms at the Chicago Board Options Exchange and the CBOT. During this time, Mr. Connolly was responsible for the administrative start-up of a yield curve trading group trading futures to hedge option trades as well as trading the daily and overnight gamma for open option positions. Mr. Connolly earned a Bachelor of Arts in Economics from Connecticut College and holds the FINRA Series 65 license.

Dr. Ramesh Poola, Ph.D., CFA

Dr. Ramesh Poola, Ph.D., CFA has been a co-portfolio manager of the Fund since June 2016. He is the Managing Director of Investment and Quantitative Research for the Adviser. Dr. Poola joined the Adviser in 2009 and he heads and oversees all quantitative investment research, financial modeling, portfolio construction, and risk analysis for the Adviser’s investment strategies across all asset classes. He also leads investment research for the Adviser’s ERISA 3(38) Investment Fiduciary Corporate Retirement Services business. Prior to joining the Adviser, Dr. Poola was an Equities Research Analyst at Koch Quantitative Trading, LLC, a division of Koch Industries, where he was responsible for quantitative research; the development of new investment strategies; and the development and enhancement of advanced risk management practices. Previously, Dr. Poola was an Equity Research Analyst at Morningstar, LLC where he was responsible for fundamental equity research coverage in the diversified industrial sector. He conceived and organized Morningstar’s first stock conference, “The Management Behind the Moat.” Previously, Dr. Poola spent six years in advanced engineering research and development at General Motors Corporation and six years as a leading researcher at Argonne National Laboratory. Dr. Poola was awarded eleven U.S. Patents and authored/co-authored over 60 scholarly technical papers in leading peer-reviewed journals. Also, he was a recipient of GM’s “Outstanding Achievement Award” for exemplary leadership and excellence and was a three-time recipient of the “Argonne Director’s Award,” – the highest award provided by Argonne for outstanding achievements and research contributions. He was also a recipient of the “R&D 100” award from R&D magazine.

Dr. Poola received his M.B.A. with honors in Analytical Finance and Accounting from the University of Chicago, Booth School of Business. He also holds a Ph.D. in Mechanical Engineering from the Indian Institute of Technology, Madras, India. Dr. Poola is a CFA Charterholder and is a member of the CFA Society of Chicago and the Quantitative Finance Group.

Joe Fanaro

Mr. Fanaro has been a co-portfolio manager of the Fund since June 2016. He is a trader and portfolio manager for the Adviser’s Equity Derivatives and REIT strategies. Mr. Fanaro joined the Adviser in 2012 and is also responsible for investment strategy research across asset classes including fixed income, equities, options and futures. Prior to joining the Adviser, Mr. Fanaro worked in the futures industry as a Trader and Quantitative Analyst, where he researched, developed, executed and managed the risk of investment strategies. Mr. Fanaro worked extensively in the development of financial models to value derivatives and cash securities, covering both traditional and alternative investments. Mr. Fanaro received his M.B.A. with honors in Finance from DePaul University, Kellstadt Graduate School of Business and a Bachelor’s of Science from DePaul University’s College of Commerce.

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The Fund’s Statement of Additional Information provides additional information about the portfolio managers, including the compensation structure, a description of other accounts managed, and ownership of shares of the Fund.

Account Information

How to Buy Shares

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV per share determined on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Classes of Shares

The Fund currently offers Investor Class and Institutional Class shares. Both share classes require a minimum initial investment of $10,000 and minimum subsequent investments of $1,000. If you purchase Fund shares through a financial intermediary, the financial intermediary may require different investment minimums.

Investor Class. Investor Class shares charge a 0.25% 12b-1 fee and a 0.10% administrative services fee, and are offered to individual investors through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into a selling agreement with the Fund’s distributor. Investor Class shares are often made available on various no transaction fee platforms.

Institutional Class. Institutional Class shares do not pay any 12b-1 fees or administrative services fees. Institutional Class shares can be purchased directly through the distributor or other financial intermediaries, which may charge transaction fees with respect to your purchase.

You may be eligible to purchase both classes of shares. If so, you should compare the fees and expenses applicable to each class and decide which is better for you. Investor Class shares pay ongoing 12b-1 fees and administrative services fees, and therefore have higher annual expenses than Institutional Class shares. Institutional Class shares purchased through a financial intermediary (other than the Fund’s distributor) may be subject to transaction fees payable to the financial intermediary. Depending on the size and frequency of your transactions, as well as the length of time you intend to hold the shares, you may pay more with one class than you would with the other. If you qualify as a purchaser of Institutional Class shares, but your account is invested in Investor Class shares, you may convert your Investor Class shares to Institutional Class shares based on the relative NAV of the two classes on the conversion date. Please call Shareholder Services at (877) 322-0575. If you hold Institutional Class shares through a financial intermediary’s no-transaction fee platform, the financial intermediary may reserve the right to convert your shares to Investor Class. Please consult your financial intermediary.

The Fund reserves the right to change the above eligibility criteria for either share class. The Fund may waive the minimums for either class of shares at its discretion, including for existing clients of the Adviser. For example, the Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee (including commissions) by that intermediary.

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Initial Purchase

By Mail – To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form; and

•	a personal check with name pre-printed (subject to the minimum amounts) made payable to the Fund; and

•	an indication of whether Investor Class or Institutional Class shares are to be purchased.

Mail the application and check to:

U.S. Mail:	Overnight:
IRON Funds	IRON Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

By Wire – You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 322-0575 to obtain information on how to set up your account and obtain an account number.

You must provide a signed application to Ultimus Fund Solutions, LLC, (“Ultimus”) the Fund’s transfer agent, at the above address to complete your initial wire purchase. Wire orders will be accepted only on a day when the Fund, custodian and transfer agent are all open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price will be the NAV next determined after the wire is received by the Fund. Any delays, which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to the minimum amount) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

•	your name;

•	the name(s) on your account(s);

•	your account number(s); and

•	a check made payable to the Fund.

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application or completing a systematic investment plan form with the proper signature guarantee and attaching a voided personal check. Investments may be made monthly or at another frequency to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your automatic purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

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Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax sheltered retirement plans, including: IRAs; simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Distribution Plan

The Trust, with respect to the Fund, has adopted a Distribution Plan for its Investor Class shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Fund’s plan, the Fund pays a fee of 0.25% of the average daily net assets of Investor Class shares to the Fund’s Adviser or any financial intermediary to help defray the cost of distributing Investor Class shares, including sales and marketing expenses, or servicing Investor Class shareholders. Because these fees are an ongoing expense to the Fund, over time they reduce the net investment results of Investor Class shares and may cost you more than paying other types of sales charges. The Fund’s Adviser may also make payments to financial intermediaries for the distribution of the Fund’s shares.

Administrative Services Plan

The Trust, with respect to the Fund, has adopted an Administrative Services Plan with respect to Investor Class shares, pursuant to which the Fund may pay an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to compensate financial intermediaries, or to reimburse the Adviser for compensating financial intermediaries, that provide administrative services to the Investor Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plans include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Investor Class shares.

For purposes of the Administrative Services Plans, administrative services include, but are not limited to (i) acting as record holder and nominee of Investor Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Investor Class shares; (iv) processing dividend payments; and (iv) providing periodic account statements. Over time, administration fees increase the cost of your investment in the Fund’s Investor Class shares because these fees are paid out of the Fund’s assets on an on-going basis.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, (other than money orders issued by a bank) credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted. In such cases, a 15-business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

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The Fund has authorized certain broker-dealers and other financial intermediaries (including their designated intermediaries) to accept purchase and sell orders on its behalf. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial intermediary to transmit orders promptly and in proper order to the Fund’s transfer agent.

How to Redeem Shares

You may receive redemption payments by check, ACH or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change without shareholder notice. Any charges for wire redemptions will be deducted from your account by redemption of shares.

The Fund encourages, to the extent possible, advance notification of large redemptions. The Fund typically expects to hold cash or cash equivalents sufficient to meet redemption requests. However, the Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with management of the Fund. These redemption methods may be used regularly and may also be used under stressed market conditions. The Fund may access a line of credit to meet redemption requests during stressed market conditions.

The Fund will normally pay your redemption proceeds to you in cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV within a 90-day period, the Fund has the right to redeem your shares in-kind by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. Additionally, if the Fund redeems your shares in-kind, then you will bear the market risks associated with the securities paid to you as redemption proceeds. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee (or commission) by that institution.

By Mail – You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
IRON Funds	IRON Funds
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246-0707	Cincinnati, Ohio 45246

“Proper order” means your request for a redemption must include:

•	the Fund name;

•	account number;

•	account name(s) and address; and

•	the dollar amount or number of shares you wish to redeem.

Requests to sell shares that are received in proper order are processed at the NAV next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record, mailed to an address other than the address of record, if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. For joint accounts, both signatures must be guaranteed. Please call Shareholder Services at (877) 322-0575 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

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By Telephone – You may redeem any part of your account (up to $50,000) in the Fund by calling Shareholder Services at (877) 322-0575. You must first complete the Optional Telephone Redemption and Exchange section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipate difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where the Fund detects a pattern of purchases and sales of the Fund’s shares that indicates market timing or trading that the Fund determines is abusive. This policy generally applies to all shareholders of the Fund.

The Board also has adopted a redemption policy to discourage short-term traders and/ or market timers from investing in the Fund. A 1.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing shareholders.

Ultimus, the Fund’s administrator, performs automated monitoring of short-term trading activity for the Fund. Instances of suspected short-term trading are investigated by the compliance department. If an instance is deemed a violation of the short-term trading policies of the Fund, then Ultimus notifies the Fund’s Adviser and action, such as suspending future purchases, may be taken. A quarterly certification reporting any instances of short-term trading in violation of the Fund’s policies is provided to the Board.

Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market timers.”

There is no guarantee that the Fund will be able to detect or deter market timing in all accounts. In particular, many shareholders may invest in the Fund through financial intermediaries that hold omnibus accounts with the Fund. Omnibus accounts—in which Fund shares are held in the name of an intermediary on behalf of multiple beneficial owners—are a common form that financial intermediaries (including brokers, advisers, and third-party administrators) use to hold shares for their clients. In general, the Fund is not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in market timing and to apply the Fund’s redemption fee. Ultimus reviews trading activity at the omnibus account level and looks for activity that may indicate potential frequent trading or market timing. If cash flows or other information indicate that market timing may be taking place, the Fund will seek the intermediary’s assistance to help identify and remedy any market timing. However, the Fund’s ability to monitor and deter market timing in omnibus accounts and to apply its redemption fee ultimately depends on the capabilities and cooperation of these third-party financial intermediaries. Financial intermediaries may apply different or additional limits on frequent trading, and financial intermediaries may be unwilling or unable to apply the Fund’s redemption fee. If you invest in the Fund through an intermediary, please read that intermediary’s program materials carefully to learn of any additional rules or fees that may apply.

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Additional Information

If you are not certain of the requirements for redemption please call Shareholder Services at (877) 322-0575. Redemption requests specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to 15 calendar days. Also, when the New York Stock Exchange (“NYSE”) is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the U.S. Securities and Exchange Commission (“SEC”), the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

For non-retirement accounts, redemption proceeds, including dividends and other distributions, sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund. Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is, due to redemptions, less than $10,000 for the Institutional Class or $500 for the Investor Class, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the appropriate class to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. In such event, pursuant to the Agreement and Declaration of Trust, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

Determination of Net Asset Value

The price you pay for your shares is based on the Fund’s NAV per share for the applicable class. The NAV of each class is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Fund’s NAV for each class is calculated by dividing the value of its total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares of the class outstanding. Requests to purchase and sell shares are processed at the applicable NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and for other securities with similar characteristics.

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Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange are valued at the last sales price reported by the primary exchange on which such securities are listed. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded on a securities exchange for which a last-quoted price is not readily available will be valued at the last bid price.

If management or the Adviser considers a valuation unreliable due to market or other events (including events that occur after the close of the trading market but before the calculation of the NAV), then the assets will be valued at a fair value as determined in good faith by the Adviser pursuant to guidelines established by the Board. When pricing securities using the fair value guidelines established by the Board, the Adviser seeks to assign a value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities.

Without fair value pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Adviser at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. The Fund’s Adviser will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available.

Dividends, Distributions and Taxes

Dividends and Distributions.

The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions, if any, are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of dividend income and interest and net realized capital gains. The Fund expects to make net investment income distributions quarterly and capital gains distributions, if any, annually.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The net investment dividend income you receive, whether or not reinvested, generally will be taxed as ordinary income. However, “qualified dividend income” (generally, dividends received by the Fund from domestic corporations and some foreign corporations) generally will be taxable to individuals and most trusts and estates at the same maximum federal income tax rate applicable to net capital gains (currently 20%).

The Fund will typically distribute net realized capital gains (the excess of net long-term capital gain over net short-term capital loss), if any, to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. Currently, long-term capital gains are generally taxable to individuals and most trusts and estates at a maximum federal tax rate of 20%. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

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Generally, the Fund expects that, as a result of its investment objectives and strategies, its investment income will include income from swap agreements and net short-term gains from certain option transactions. Any premium income from option transactions that is distributed will be subject to ordinary income tax rates, except as described below.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account.

Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividends and capital gain distributions are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares for a gain is usually a taxable event to the Fund’s shareholders as long-term or short-term capital gains, depending on whether you held the shares for more than one year or less than that period, respectively. Losses are subject to special rules.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income of non-corporate taxpayers, including dividends and capital gain distributions received from the Fund and gains from the sale of shares, including redemptions.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 24% (or any applicable higher rate) of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on Fund shareholders’ Form 1099s when “covered” securities are sold. Covered securities generally include any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

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The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. This tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases (including reinvested dividends and declared or reinvested capital gain distributions) on different dates at differing NAVs, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method covered shares will be reported on your IRS Form 1099-B if you do not select a specific tax lot identification method. You may choose a method different from the Fund’s default lot identification method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Department regulations or consult your tax adviser with regard to your personal circumstances.

General Disclaimer. For those securities defined as “covered” under current IRS cost basis reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot identification information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

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Financial Highlights

The following tables are intended to help you better understand the Fund’s recent financial performance. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., an Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2019, which is available upon request without charge.

IRON STRATEGIC INCOME FUND – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Selected Per Share Data:
Net asset value, beginning of year	$10.24	$10.55

Investment operations:
Net investment income (a)	0.41	0.31
Net realized and unrealized gain (loss)	(0.06)	(0.32)
Total from investment operations	0.35	(0.01)

Less distributions to shareholders:
From net investment income	(0.41)	(0.30)
From net capital gains	—	—
From return of capital	—	—
Total distributions	(0.41)	(0.30)

Paid in capital from redemption fees	— (b)	— (b)

Net asset value, end of year	$10.18	$10.24

Total Return (c)	3.50%	(0.13)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$56,683	$70,901
Ratio of net expenses to average net assets (d)	1.11%	1.35%
Ratio of net investment income to average net assets (a) (d)	3.83%	2.85%
Portfolio turnover rate	216%	600%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
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For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$10.53	$10.46	$11.45

0.32	0.32	0.34
0.03	0.07	(0.76)
0.35	0.39	(0.42)

(0.32)	(0.32)	(0.30)
—	—	(0.27)
(0.01)	—	—
(0.33)	(0.32)	(0.57)

— (b)	— (b)	— (b)

$10.55	$10.53	$10.46

3.41%	3.85%	(3.75)%

$112,300	$135,780	$230,120
1.30%	1.28%	1.19%
2.93%	3.02%	2.98%
426%	673%	191%
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IRON STRATEGIC INCOME FUND – Investor Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Selected Per Share Data:
Net asset value, beginning of year	$10.33	$10.63

Investment operations:
Net investment income (a)	0.40	0.29
Net realized and unrealized gain (loss)	(0.09)	(0.34)
Total from investment operations	0.31	(0.05)

Less distributions to shareholders:
From net investment income	(0.37)	(0.25)
From net capital gains	—	—
From return of capital	—	—
Total distributions	(0.37)	(0.25)

Paid in capital from redemption fees	— (b)	— (b)

Net asset value, end of year	$10.27	$10.33

Total Return (c)	3.08%	(0.42)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$830	$1,507
Ratio of net expenses to average net assets (d)	1.46%	1.70%
Ratio of net investment income to average net assets (a) (d)	3.46%	2.45%
Portfolio turnover rate	216%	600%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	Rounds to less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d)	These ratios exclude the impact of income and expenses of the underlying funds in which the Fund invests.
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For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015

$10.61	$10.54	$11.53

0.29	0.30	0.31
0.02	0.06	(0.77)
0.31	0.36	(0.46)

(0.28)	(0.29)	(0.26)
—	—	(0.27)
(0.01)	—	—
(0.29)	(0.29)	(0.53)

—	— (b)	— (b)

$10.63	$10.61	$10.54

3.01%	3.54%	(4.08)%

$5,318	$8,372	$12,540
1.65%	1.63%	1.54%
2.59%	2.67%	2.61%
426%	673%	191%
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Additional Information About the Fund

The Fund’s Statement of Additional Information (SAI) and annual and semiannual reports to shareholders contain additional information about the Fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Fund’s annual reports to shareholders discuss market conditions and investment strategies that significantly affected the Fund’s performance during the fiscal year.

You may obtain free copies of the SAI, annual report and semiannual report as well as other information about the Fund and may make other shareholder inquiries by calling Shareholder Services at (877) 322-0575. You may also obtain free copies of these materials by visiting the Fund’s website at www.ironfunds.com.

INVESTMENT ADVISER	DISTRIBUTOR
IRON Financial LLC	Ultimus Fund Distributors, LLC
630 Dundee Rd.	225 Pictoria Drive
Suite 200	Suite 450
Northbrook, IL 60062	Cincinnati, OH 45246
www.ironfinancial.com www.ironfunds.com

Information about the Fund (including the SAI and other reports) is available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act #811-21237

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IRON STRATEGIC INCOME FUND

Investor Class (IRNIX)

Institutional Class (IFUNX)

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2020

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus of the Iron Strategic Income Fund (the “Strategic Income Fund” or the “Fund”) dated January 28, 2020 (the “Prospectus”). This SAI incorporates by reference the annual report to shareholders of the Iron Strategic Income Fund for the fiscal year ended September 30, 2019 (the “Annual Report”). A free copy of the Fund’s Prospectus or Annual Report can be obtained by writing the Fund’s transfer agent at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, by calling Shareholder Services at (877) 322-0575, or visiting the Fund’s website at www.ironfunds.com.

 DESCRIPTION OF THE TRUST AND THE FUND

The IRON Strategic Income Fund (the “Strategic Income Fund” or the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on May 15, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is IRON Financial, LLC (the “Adviser”). The Institutional Class shares of the Strategic Income Fund commenced operations on October 11, 2006. Investor Class shares commenced operations on February 2, 2009.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of that Fund with each other share of that class, and is entitled to such dividends and distributions out of income belonging to the applicable class of the Fund as are declared by the Trustees. Expenses attributable to any class are borne by that class. On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. The Fund currently offers two classes of shares, and may offer additional classes of shares in the future. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold annual meetings of shareholders. When matters are submitted to shareholders for a vote, each share has one vote, with fractional shares voting proportionally. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. Each share of a Fund is subject to involuntary redemption if the Trustees determine to liquidate the Fund. The Fund will provide notice to shareholders if the Board determines, in its sole judgment, to liquidate the Fund, but the Fund will not be required to obtain shareholder approval prior to such liquidation. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

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ADDITIONAL INFORMATION ABOUT THE FUND’S

INVESTMENTS AND RISK CONSIDERATIONS

In addition to the principal investment strategies and the principal risks described in the Fund’s Prospectus, the Fund may use other investment practices and may be subject to other risks, which are described below.

A. Rule 144A Securities. The Fund may invest in Rule 144A securities. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid for purposes of the Fund’s illiquid securities policy if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Adviser in accordance with the requirements established by the Trust. In determining the liquidity of such securities, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace where it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

B. Corporate Debt Securities. Corporate debt securities are bonds or notes issued by domestic and foreign corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s Corporation (“S&P”), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

Investments in foreign securities may present certain risks, including those resulting from changes in restrictions on foreign currency transactions and rates of exchange, future political and economic developments, reduced availability of public information concerning issuers and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Other risks associated with investments in foreign securities include less liquid markets, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investments in developing countries involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems which may be less stable. The market prices of these securities and the ability of the Fund to hold such securities could be affected by social, economic and political instability.

C. Derivative Instruments. The Fund may use derivative instruments for any lawful purpose consistent with its investment objectives, such as for hedging, managing risk, or obtaining market exposure. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or “derive” from) the value of one or more other assets, such as securities, currencies, or commodities (commonly referred to as “underlying assets”) or indices. The Fund may invest in derivative instruments directly or through the underlying funds in which the Fund invests.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts and swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (“OTC”) options (including options on forward and cap, floor, and collar swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

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An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative usually will receive fees or premiums, but generally is exposed to losses due to adverse changes in the value of the underlying asset or index.

A forward is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in market value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

Risk of Potential Government Regulation of Derivatives. The regulation of certain derivatives, including futures, swaps and options transactions, in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse. Future regulation of various types of derivatives, including futures, swaps and options transactions, could limit or prevent the Fund from using these instruments as part of its investment strategy, which could prevent the Fund from achieving its investment objective.

Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options, swaps and futures transactions in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Fund invests.

Hedging. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or anticipated to be held in, its portfolio. Derivatives may also be used to “lock-in” realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

Managing Risk/Market Exposure. The Fund may also use derivative instruments to manage the risks of its portfolio or to obtain market exposure. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying, selling, holding certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities, and to floating-rate debt securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than “traditional” securities (i.e., stocks or bonds) would.

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Exchange-Traded and OTC Derivatives. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a counterparty. On the other hand, OTC derivative transactions are not traded on established exchanges and are not guaranteed by the creditworthiness of any exchange. Consequently, OTC derivative transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument. OTC derivative transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Risks pertaining to the use of particular derivative instruments are described in the sections that follow.

(1) Market Risk. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any strategy adopted will succeed. The Adviser’s decision to engage in a derivative transaction will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders, and is consistent with the Fund’s objectives, investment limitations, and operating policies. In making such a judgment, the Adviser will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund’s entire portfolio and investment objectives.

(2) Credit Risk. The Fund will be subject to the risk that a loss may be sustained because of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, (which is the issuer or counterparty to each exchange-traded instrument), provides a guarantee of performance for exchange-traded derivatives. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into a derivative transaction only with counterparties that the Adviser reasonably believes can perform under the contract. In certain circumstances, the Adviser will obtain collateral or guarantees from credit support providers for the benefit of the Fund from the counterparty to minimize this credit risk.

(3) Correlation Risk. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the instruments and the position hedged. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and the associated hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these derivative instruments are traded. The effectiveness of hedges using derivative instruments based on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

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(4) Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, terminated early, or replaced quickly at or very close to its market value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements or by the derivative instrument to maintain assets as “cover,” maintain segregated accounts, designate assets on its books and records, post collateral and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets, accounts, or collateral or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends, in part, on the existence of a liquid secondary market for such derivative instruments or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the legal unenforceability of a party’s obligations under the derivative instrument. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative instruments.

(6) Systemic or “Interconnection” Risk. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, which creates a large interdependent web of financial obligations. This interdependence raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

General Limitations. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission (“CFTC”), and various state regulatory authorities. In addition, a Fund’s ability to use derivative instruments may be limited by certain tax considerations.

The Trust on behalf of the Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodities Exchange Act (“CEA”), and therefore, the Fund will not be subject to registration or regulation as a commodity pool operator under the CEA.

Leveraged Derivative Transactions. The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging a Fund’s assets in a manner that raises senior security issues as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). In order to avoid creating a senior security and to limit the potential problems for leveraging of a Fund’s assets when the Fund invests in derivatives, the SEC has stated that the Fund may use coverage or designation of the Fund’s liquid assets. To the extent required by SEC guidelines, a Fund will not enter into any such leveraging derivative transactions unless it owns either: (1) an offsetting (“covered”) position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the counterparty to the extent that the position is not “covered.” Assets designated on the Fund’s records cannot be sold while the related derivative position is open unless they are replaced with similar assets and such designated assets may be deemed illiquid. As a result, the designation of a large portion of a Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

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In some cases, a Fund may be required to maintain or limit exposure of a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under such derivative instruments, the Adviser may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund’s books and records (unless another interpretation is specified by applicable regulatory requirements).

Options. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. An option is a contract in which the “holder” (the buyer) pays a certain amount (“premium”) to the “writer” (the seller) to obtain the right, but not the obligation, to buy from the writer (in a “call”) or sell to the writer (in a “put”) a specific asset at an agreed upon price (“strike price” or “exercise price”) at or before a certain time (“expiration date”). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to adverse changes in the value of the underlying asset. The Fund may buy (hold) or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities (“underlying assets”) and enter into closing transactions with respect to such options to terminate an existing position. Options used by a Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a “European” option; if it is also exercisable prior to maturity, it is an “American” option. If it is exercisable only at certain times, it is a “Bermuda” option.

The Fund may hold (buy) and write (sell) put and call options on underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid. Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by closing a transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

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The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will trade OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index. The Fund may also engage in swaptions, which are options on swaps.

The writing and purchasing of options is a highly-specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

Spread Option Transactions. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may purchase spread options from securities dealers. Such spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Futures Contracts and Options on Futures Contracts. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging, managing risk or obtaining market exposure. The Fund may enter into futures contracts, including, but not limited to, interest rate, commodity, currency and index futures. The Fund may also purchase and sell (write) covered and uncovered put and call options on futures contracts.

The purchase of futures contracts or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also purchase and sell interest rate futures contracts on a short-term trading basis as a means of managing the duration of and interest rate exposure of the Fund. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than purchasing the futures contract.

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To the extent required by regulatory authorities, a Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

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Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Currency Futures Contracts. The Fund may use currency-related derivative instruments for investment purposes or to hedge all or part of its foreign currency exposure. The use of currency-related derivative instruments by a Fund involves several risks, including the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. The Fund is subject to currency risk, the risk that foreign currencies will decline in value relative to the U.S. Dollar and affect the Fund’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. Dollar. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract. Additionally, although forward foreign currency contracts may be traded primarily in the OTC market, a Fund will normally purchase or sell OTC forward foreign currency contracts only when the Adviser reasonably believes a liquid secondary market will exist for a particular contract at any specific time.

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When required by guidelines issued by the SEC and its staff, a Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent a Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund’s assets is so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Adviser’s skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund’s use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

“Swap” Derivative Transactions. The Fund may enter into interest rate, credit default, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with its investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund may also engage in swaptions, which are options to enter into a swap transaction. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts (with the second party being an exchange in the case of cleared swaps) entered into primarily by institutional investors for periods ranging from less than a day to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or “collar” amounts.

The “notional amount” of the swap agreement is the agreed upon amount or value of the underlying asset used for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, such Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative notional values of the positions held by each party to the agreement (“net amount”) and not the notional amounts themselves. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund’s books and records.

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Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered illiquid. Moreover, to the extent the Fund’s exposure to the counterparty is not fully collateralized, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on a Fund by the Internal Revenue Code of 1986 (“IRC”) may limit the Fund’s ability to use swap agreements. For a discussion of the use of and risks associated with total return swaps and credit default swaps, please see discussion immediately below under the heading “Credit Derivatives.”

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), which was enacted in 2010 in response to volatility in the financial markets, sets forth new requirements for certain OTC derivatives, including swaps. Under Dodd-Frank regulations, certain swap transactions in which a Fund may engage must be executed through swap execution facilities or registered exchanges, cleared through regulated clearinghouses and publicly reported. Furthermore, many swap participants are now subject to additional regulations including certain minimum capital and margin requirements.

The requirements of Dodd-Frank are still being implemented through regulations adopted primarily by the SEC and CFTC, and certain regulations have prescribed phase-in periods. While only certain swap transactions currently require central clearing, it is expected that central clearing will be required for additional instruments under regulations adopted by the CFTC until the majority of the swaps market is subject to central clearing. In addition, additional regulations adopted in implementing Dodd-Frank may increase collateral requirements for certain swaps, which could adversely affect a Fund’s ability to use these instruments. These collateral requirements could force a Fund to terminate new or existing swap agreements or realize amounts to be received under the swaps at inopportune times. It is currently impossible to determine the complete impact of Dodd-Frank and related regulations on a Fund. Additional regulations may adversely affect a Fund’s ability to enter into swap transactions or increase the costs of entering into these transactions, which may hurt the Fund’s returns and negatively affect the Fund’s ability to achieve its investment objective.

Credit Derivatives. Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by a standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event that certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e, credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If a Fund writes a credit default swap, it receives a premium up front but the Fund’s exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives discussed above.

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Additional Derivative Instruments and Strategies. In addition to the derivative instruments and strategies described above and in the Prospectus, the Adviser may use additional derivative instruments and employ other hedging or risk management techniques. The Adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a Fund’s investment objective and permitted by the Fund’s investment limitations, operating policies, and applicable regulatory authorities.

Duration. Duration was developed as a more precise alternative to the concept of “maturity” for a debt security or portfolio of debt securities. Traditionally, a debt security’s maturity has been used as a proxy for the sensitivity of the debt security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, maturity measures only the time until a debt security provides its final payment, taking no account of the expected timing of the security’s principal and interest payments prior to maturity. In contrast, duration incorporates a bond’s yield, coupon interest payments, final maturity, and call features into one measure. Duration management is one of the fundamental tools used by the Adviser.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt obligation with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options, and options on futures have durations that, in general, are closely related to the duration of the debt securities that underlie them. Holding long futures or call option positions may lengthen the duration of a Fund’s portfolio by approximately the same amount of time that holding an equivalent amount of the underlying debt securities would.

Short futures or put option positions have durations roughly equal to the negative duration of the debt securities that underlie these positions, and may have the effect of reducing portfolio duration by approximately the same amount of time that selling an equivalent amount of the underlying debt securities would.

There are some situations where even the standard duration calculation does not completely reflect the interest rate exposure or projected cash flows of a debt security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure and duration correspond to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. Finally, the duration of a debt obligation may vary over time in response to changes in interest rates and other market factors.

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D. Fixed Income Securities. Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

E. Municipal Securities. Municipal securities are long- and short-term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and may be exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes.

Tax exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

The two principal classifications of municipal securities are “general obligation” and “revenue” bonds. General obligation bonds are backed by the issuer’s full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

The Adviser considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

F. U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal Home Loan Banks are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund’s share price could fall.

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G. Mortgage-Backed Securities and Mortgage Loans. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

The Fund may enter into repurchase agreements that are collateralized by residential, multifamily or commercial mortgage loans, home equity loans, servicing rights in respect of mortgage loans, and direct or indirect interests in mortgage loans. The collateral may include both fixed-rate mortgages and adjustable rate mortgages (“ARMs”). When interest rates decline, the value of a fixed-rate mortgage can be expected to rise. Conversely, when interest rates rise, the value of a fixed-rate mortgage can be expected to decline.

Both fixed-rate mortgage loans and ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, mortgagors may refinance fixed-rate mortgages at lower interest rates. ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant or decline because the availability of fixed-rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. There can be no certainty as to the rate of prepayments on the fixed-rate mortgages or ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization. Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions. Finally, all mortgage loans may be affected by changes in the value of the property securing the mortgage.

H. Collateralized Mortgage Obligations (“CMOs”). CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

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I. Zero Coupon and Pay-in-Kind Bonds. Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay- in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, a Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

J. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

(1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time at a stated or variable interest rate.

(2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

(3) Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

K. Asset-Backed and Receivable-Backed Securities. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments.

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L. Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a security or other asset and the seller agrees to repurchase the security or other asset at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience delays or an inability to liquidate the underlying security, resulting in a potential loss in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers or their affiliates determined by the Adviser to be creditworthy (each a “Counterparty”). The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

Repurchase agreements may be collateralized with securities or other assets. To the extent that a Fund enters into repurchase agreements collateralized by cash; obligations of the U.S. government or by an agency of the U.S. government (which may be of any maturity); and securities that at the time the repurchase agreement is entered into are rated in the highest rating category by at least one nationally recognized statistical rating organization or, if unrated, determined by the Board (or the Adviser if so delegated by the Board) to be of comparable quality (collectively, “Qualifying Collateral”); and otherwise satisfies the requirements of Rule 5b-3 under the 1940 Act, the acquisition of the repurchase agreement will be deemed to be the acquisition of the underlying securities for purposes of Sections 5 and 12(d)(3) of the 1940 Act. To the extent that a repurchase agreement is collateralized by other than Qualifying Collateral (hereinafter, “Non-Qualifying Collateral”), the acquisition of the repurchase agreement will be deemed to be the acquisition of the securities of the Counterparty for purposes of Sections 5 and 12(d)(3) of the 1940 Act. For this reason, with respect to any one broker or its affiliates in the aggregate, a Fund will not invest more than 5% of its total assets in repurchase agreements collateralized by Non-Qualifying Collateral and other securities issued by the same broker-dealer.

M. Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

N. Floating Rate, Inverse Floating Rate, and Index Obligations. The Fund may invest without limitation in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These floating rate, inverse floating rate and index obligations are considered to be instruments which are commonly known as derivatives. They may be backed by U.S. government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. The Fund may invest in instruments whose value is computed based on a multiple of the change in price or value of an asset (or of an index of or relating to assets), provided the relevant asset or assets are eligible for investment by the Fund. To the extent a Fund invests in instruments whose value is computed based on such a multiple, a leverage factor is involved, which can result in high volatility and significant losses. See, “Derivative Instruments” above.

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Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula.

O. Securities Lending. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 33% of the value of the Fund’s net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate the financial institution to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser, or other affiliated person. The terms of a Fund’s loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

P. Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

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Q. Investment Company Securities. The Fund may invest substantially in the securities of other investment companies, including other mutual funds, money market funds, exchange-traded funds (“ETFs”) and closed-end funds that invest in a broad range of equity securities, fixed income securities, derivatives, or illiquid securities. When a Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative. For example, shareholders may incur expenses associated with capital gains distributions by the Fund as well as the underlying funds in which the Fund invests. Shareholders may also incur increased transaction costs as a result of the Fund’s portfolio turnover rate and/or because of the high portfolio turnover rates in the underlying funds. The Fund is not required to hold securities for any minimum period and, as a result, may incur short-term redemption fees and increased trading costs. When selecting underlying funds for investment, a Fund will not be precluded from investing in an underlying fund with a higher than average expense ratio.

The 1940 Act generally restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs. However, pursuant to exemptive orders issued by the U. S. Securities and Exchange Commission (“SEC”) to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that a Fund enters into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits. As a result, a Fund may invest a substantial portion of its assets in a single underlying fund, or a Fund may own a substantial portion of the outstanding shares of an underlying fund. At certain times, an underlying fund may limit a Fund’s ability to sell its shares of the underlying fund. In these cases, such investments will be considered illiquid.

The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds, other than by a proportional vote on matters submitted to shareholders of the fund. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund.

Closed-End Funds. The Fund may invest substantially in closed-end funds and preferred stock issued by closed-end funds. Shares of common stock of closed-end funds frequently trade at a discount from net asset value (“NAV”). Moreover, a closed-end fund’s articles of incorporation may contain certain anti-takeover provisions that may have the effect of inhibiting the fund’s possible conversion to open-end status and limiting the ability of other persons to acquire control of the fund. In certain circumstances, these provisions might also inhibit the ability of stockholders (including the Fund) to sell their shares at a premium over prevailing market prices. This characteristic is a risk separate and distinct from the risk that the closed-end fund’s NAV will decrease. In particular, this characteristic would increase the loss or reduce the return on the sale of those closed-end funds whose shares were purchased by a Fund at a premium.

Should any of the closed-end funds convert to open-end status, the Fund will retain common shares unless a determination is made by the adviser that the retention of such shares would be detrimental to the Fund. In the unlikely event that a closed-end fund converts to open-end status at a time when its shares are trading at a premium there would be an immediate loss to the Fund because shares of open-end funds trade at NAV. In addition, to the extent that the converted closed-end fund creates additional common shares when interest rates have declined and invests in lower yielding securities, the Fund may experience a reduction of the average yield of its retained shares in that fund caused by the acquisition of lower coupon investments. Shares of many closed-end funds are thinly traded, and therefore may be more volatile and subject to greater price fluctuations than shares with greater liquidity. Another risk generally associated with common shares of closed-end funds is that many closed-end funds leverage their assets in an attempt to enhance their yield at the expense of increased volatility.

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R. Bank Loans. The Fund (or the mutual funds in which the Fund invests) may invest in bank loans. Bank loans are typically originated, negotiated and structured by a U.S. commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the bank loan on behalf of the other Loan Investors in the syndicate. The Fund may invest in bank loans that are structured as senior floating rate debt securities, or loan participation interests.

Loan participation interests primarily take the form of assignments purchased in the primary or secondary market from the Loan Investors. Loan participation interests typically will result in a Fund having a contractual relationship only with the Loan Investor, not with the underlying borrower. As a result, the Fund will receive payments of principal, interest and any fees to which it is entitled only from the Loan Investor selling the participation interest and, usually, only upon receipt by such Loan Investor of payments from the underlying borrower. The Fund generally will have no right to enforce compliance by the underlying borrower with the terms of the loan agreement, nor any rights with respect to any amounts acquired by other Loan Investors through set-offs against the borrower. Therefore, the Fund will not directly benefit from any collateral that supports the underlying loan. As a result, the Fund may assume the credit risk of both the underlying borrower and the Loan Investor selling the loan participation interest. The Fund may also be limited with respect to its right as the holder of a loan participation interest to vote on certain changes which may be made to the underlying loan agreement, such as waiving a breach of a covenant by the borrow; however, as the holder of a loan participation interest, the Fund will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

In the process of buying, selling and holding bank loans (whether structured as participation interests or as floating rate debt securities), a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a bank loan it may receive a facility fee and when it sells a bank loan it may pay a facility fee. On an ongoing basis, a Fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a bank loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a bank loan by the borrower.

The Fund will be subject to the risk that collateral securing a bank loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the bank loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund’s security interest in the loan collateral or subordinate the Fund’s rights under the loan to the interests of the Borrower’s unsecured creditors or cause interest previously paid to be refunded to the Borrower. In addition, if the Loan Investor from whom a Fund purchased a loan participation interest is involved in a bankruptcy proceeding, the Fund may be treated as a general creditor of such Loan Investor even if the underlying loan itself is secured. If the Fund’s interest in loan collateral is invalidated or if the Fund is subordinated to other debt of a borrower or a Loan Investor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the investment.

To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of bank loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of bank loans.

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From time to time the Adviser and/or its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in bank loans to, or acquire them from, a Fund or may be intermediate participants with respect to bank loans in which a Fund owns interests. Such banks may also act as Agents for bank loans held by a Fund.

The Fund will only acquire loan participation interests if the borrower and/or Loan Investor selling the interests, and any other persons interpositioned between the Fund and the borrower or Loan Investor, at the time of investment has outstanding debt or deposit obligations rated high yield or higher (i.e., rated C or higher, but not in default) based on a nationally recognized rating agency, or determined by the adviser to be of comparable quality.

S. Equity Securities. Equity securities in which a Fund may invest include U.S. and foreign common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.

Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities. Rights are similar to warrants, but normally have shorter durations.

T. Collateralized Debt and Loan Obligations (“CDO”s and “CLO”s). The Fund may invest in CDOs and CLOs. CDOs are securitized interests in pools of loan or debt instruments, generally non-mortgage debt. CDOs are issued with a variety of classes or series (“tranches”), which have different maturities and seniority. Tranches are paid based either on the cash flows or the market value of the underlying instruments. Should those cash flows or market value prove inadequate, tranches are paid according to seniority.

A CLO is a type of collateralized debt obligation that is backed exclusively by loans. A CLO is typically structured as a trust, and is collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Investments in CDOs and CLOs are subject to the same risks as direct investments in the underlying loan and debt securities, including credit risk. Further, in the event of a bankruptcy or other default of an entity who issued the CDO or CLO held by the Fund, the Fund could experience both delays in liquidating its position and losses.

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U. Foreign Currency. The Fund’s Adviser may trade foreign currencies, including to hedge against currency movements in the various markets in which foreign issuers are located. The value of the Fund’s foreign securities may be subject to the risk of adverse changes in currency exchange rates and any strategy involving currency related transactions may not be successful.

INVESTMENT LIMITATIONS

A. Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund). As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Fund” means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.

1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities, or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

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7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8. Diversification. The Fund will not, with respect to 75% of the Fund’s assets, invest in the securities of any single issuer if, immediately after such investment, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding securities of such issuer; provided that this limitation does not apply to cash and cash items (including receivables), Government securities, and securities of other investment companies.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B. Non-Fundamental. The following limitations have been adopted by the Trust for the Fund and are non-fundamental (i.e., they are other investment practices that may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

INVESTMENT ADVISER

The Adviser, IRON Financial, LLC, was founded in 1994 and is located at 630 Dundee Rd., Suite 200, Northbrook, IL 60062. The Adviser’s parent company is IRON Holdings, LLC whose controlling members are Aaron Izenstark and Howard Nixon. By reason of their ownership shares of IRON Holdings, LLC, Aaron Izenstark and Howard Nixon each may be deemed to control the Adviser.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services to the Fund, the Adviser is entitled to an annual fee computed and accrued daily and paid monthly equal to 0.65% of the Fund’s average daily net assets.

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A discussion of the factors that the Board considered in approving the Fund’s management agreement is contained in the Fund’s Annual Report to shareholders for the fiscal year ended September 30, 2019.

The following table provides information regarding management fees paid by the Strategic Income Fund during the fiscal years indicated.

Fiscal Year Ended September 30	Management Fees Earned by the Adviser	Management Fees Paid to the Adviser
2017	$1,314,953	$1,314,953
2018	$893,564	$893,564
2019	$411,343	$411,343

The Adviser retains the right to use the name “Iron” in connection with other investment companies or business enterprises with which the Adviser is or may become associated. The Trust’s right to use the name “Iron” automatically ceases 90 days after termination of a Management Agreement and may be withdrawn by the Adviser on 90 days’ written notice.

The Adviser may make payments to financial intermediaries that provide shareholder services and administer shareholder accounts. If a financial intermediary were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or shareholders. Financial intermediaries may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the services will be lower than to those shareholders who do not. The Fund may occasionally purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

Aaron Izenstark is responsible for making investment decisions for the Strategic Income Fund, along with co-portfolio managers Edward Connolly, Dr. Ramesh Poola, Ph.D., CFA, and Joe Fanaro. (Each, a “Portfolio Manager”). As of September 30, 2019, each Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund:

AARON IZENSTARK
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	4,054	$4,906	0	$0

EDWARD CONNOLLY
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	385	$362	0	$0
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DR. RAMESH POOLA Ph.D., CFA
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

JOE FANARO
Type of Account	Number of Other Accounts Managed	Total Assets in Other Accounts Managed (millions)	Number of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	284	$105	0	$0

Each Portfolio Manager is compensated for his services by the Adviser. The compensation for Messrs. Connolly, Poola, and Fanaro consists of a fixed salary and an annual bonus, which is based on the performance of the Fund and change in applicable Fund assets from client purchases and redemptions. Mr. Izenstark’s compensation consists of a fixed salary and profits from his percentage ownership in the Adviser. Each Portfolio Manager is eligible to participate in the Adviser’s profit sharing program.

As set forth above, the Portfolio Managers may provide investment advisory and other services to clients other than the Fund. In addition, each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, each Portfolio Manager may be engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Managers may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Fund, such as in cases where the Adviser receives higher fees from the other accounts than the management fee received from the Fund.

There may be circumstances under which the Portfolio Managers will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of a Fund’s assets that the Portfolio Managers commit to such investment. There also may be circumstances under which the Portfolio Managers purchase or sell an investment for the other accounts and do not purchase or sell the same investment for a Fund, or purchase or sell an investment for a Fund and do not purchase or sell the same investment for the other accounts.

It is generally the Adviser’s policy that investment decisions for all accounts managed by the Portfolio Managers be made based on a consideration of the accounts’ respective investment objectives and policies, and other needs and requirements affecting the accounts; and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the Portfolio Managers will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata, average price per share basis.

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The Portfolio Managers’ ownership of shares of the Fund as of September 30, 2019 appears in the table below.

Portfolio Manager	Dollar Range of Fund Shares
Aaron Izenstark	$100,001-$500,000
Edward Connolly	NONE
Dr. Ramesh Poola	NONE
Joe Fanaro	NONE

TRUSTEES AND OFFICERS

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. All the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Kenneth G.Y. Grant (1949) Chairman, January 2017 to present; Independent Trustee, May 2008 to present

Current: Executive Vice President (EVP), Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – present). EVP, Advisors Charitable Gift Fund (2003 - present), a Donor Advised Fund.

Previous: Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment product (2003 – 2019). EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

Current: Retired (2017 - present)

Previous: Executive Advisor of Standard Steel LLC, a Railway manufacturing supply company (2016); Chief Executive Officer of Standard Steel LLC (2011 - 2015); Director of Standard Steel Holdings Co., which owns Standard Steel LLC (2011 - 2016); Director of International Crankshaft Inc. (2004 - 2016).

Gary E. Hippenstiel (1947) Chairman of the Pricing & Liquidity Committee; Independent Trustee, December 2002 to present	Current: President and founder of Hippenstiel Investment Counsel LLC, a registered investment adviser, since 2008.
Nancy V. Kelly (1955) Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee; Independent Trustee, August 2017 to present; Interested Trustee, November 2007 to August 2017	Current: Retired (2017 - present) Previous: Executive Vice President of Huntington National Bank, one of the Trust’s custodians (2001 - 2017).
Stephen A. Little (1946) Independent Trustee, December 2002 to present; Chairman, December 2004 to December 2016	Current: President and founder of The Rose, Inc., a registered investment adviser, since 1993.
Ronald C. Tritschler (1952) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001.

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
**	As of the date of this SAI, the Trust consists of, and each Trustee oversees, 25 series.
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The following table provides information regarding the Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to present	Current: Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC, since 2013.
Mark J. Seger (1962) Vice President, August 2017 to present	Current: Vice Chairman Ultimus Fund Solutions, LLC, since 2019. Previous: Ultimus Fund Solutions, LLC, President (1999 – 2018) and Co-CEO (2018 - 2019).
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present

Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2019.

Previous: Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (2015 - 2019); Manager, Fund Administration, Huntington Asset Services, Inc. (2011 - 2015).

Martin R. Dean (1963) Assistant Chief Compliance Officer, January 2016 to present

Current: Vice President, Director of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.

Previous: Senior Vice President and Compliance Group Manager, Huntington Asset Services, Inc. (2013 - 2015).

Stacey Havens (1965) Relationship Manager, November 2009 to present

Current: Assistant Vice President, Relationship Management for Ultimus Fund Solutions, LLC, since 2015.

Previous: Vice President, Relationship Management, Huntington Asset Services, Inc. (1993 - 2015).

Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC, since March 2016. Previous: Attorney, Cincinnati, OH (2009 - 2016).
Carolyn Ford (1956) Assistant Secretary, March 2017 to present	Current: Paralegal, Ultimus Fund Solutions, LLC since March 2017. Previous: Huntington National Bank, Trust Department (2009-2012), Fiscal Officer Hamilton County Ohio (2012 to 2017).
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The business address for each officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.
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In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he or she was selected to serve as Trustee:

Stephen A. Little – Mr. Little has been an Independent Trustee of the Trust since its inception in 2002. He previously served as trustee to three other registered investment companies. In 1993, he founded an investment advisory firm that provides discretionary investment advice and advice on socially responsible investing. Mr. Little previously held NASD Series 6, 7, and 22 licenses. Mr. Little received a B.A. from Wabash College and a M. Div. from Christian Theological Seminary. Prior to completing his education, Mr. Little served in the U.S. Marine Corps. Mr. Little was selected to serve as Trustee of the Trust based primarily on his experience in the investment management industry.

Gary E. Hippenstiel – Mr. Hippenstiel has served as a mutual fund trustee since 1995. He has been an Independent Trustee of the Trust since its inception in 2002, and he currently serves as Chairman of the Pricing & Liquidity Committee of the Board. He previously served as a trustee to three other registered investment companies and a variable insurance trust. In 2008, Mr. Hippenstiel founded an investment consulting firm and he also has served as Chairman of the investment committee for two family foundations. Prior to that, he served as Chief Investment Officer of Legacy Trust Company for 17 years, where he was responsible for establishing investment strategies and selecting and monitoring independent managers of trust accounts. Mr. Hippenstiel received a B.S. in Business Administration and an M.B.A. in Finance from the University of California, Berkeley. Mr. Hippenstiel was selected as Trustee based primarily on his experience in the investment management industry.

Daniel J. Condon – Mr. Condon has been an Independent Trustee of the Trust since its inception in 2002. He has also served as trustee of three other registered investment companies. From 1990 to 2002, he served as Vice President and General Manager of an international automotive equipment manufacturing company. From 2002 to 2017 he served as CEO of various multi-national companies. Mr. Condon received a B.S. in Mechanical Engineering from Illinois Institute of Technology and an M.B.A. from Eastern Illinois University. He also received his registered Professional Engineer license. Mr. Condon was selected as Trustee based on his over 22 years of international business experience.

Ronald C. Tritschler – Mr. Tritschler has been a Trustee of the Trust since its inception in 2002. He also has served as trustee of three other registered investment companies. Since 1989, he has been a director, vice president and general counsel of a company that operates convenience stores. Since 2001, Mr. Tritschler has been CEO, director and general counsel of a national real estate company. He also is a director of a bank holding company. Mr. Tritschler received a B.A. in Business Administration from Baldwin-Wallace College and his J.D. and M.B.A. from the University of Toledo. Mr. Tritschler was selected to serve as a Trustee based primarily on his substantial business and legal experience.

Kenneth G.Y. Grant – Mr. Grant, an Independent Trustee of the Trust since 2008, currently serves as Chairman of the Board. Mr. Grant has over 40 years of executive leadership experience, founding and leading multiple financial services firms. Currently he is Executive Vice President of a retirement benefit plan administrator. Previously, he was a Director, Executive Vice President and Chief Officer Corporate Development for a trust company that sponsors private investment product. He was also a Director, Executive Vice President and Chief Officer Corporate Development for a firm administering more than US$1 trillion in global pension, endowment, corporate, public and other commingled assets. He was also an Executive Vice President of a retirement association serving multiple employers. Mr. Grant is a member of the Presbytery of Boston, Presbyterian Church (USA), Chair of the Investment Committee of the Massachusetts Council of Churches and previously a member of the Board, Lift Up Africa. He has a B.A. in Psychology from Syracuse University, a ThM in Theology and Ethics from Boston University and a M.B.A. from Clark University. Mr. Grant was selected to serve as a Trustee based primarily on his experience in investment and trust product development and administration, and financial service and retirement plan management.

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Nancy V. Kelly – Ms. Kelly has been a Trustee of the Trust since 2007 and currently serves as Chairman of the Audit Committee and the Governance & Nominating Committee of the Board. She served as Senior Risk Officer of Huntington National Bank’s Risk Administration business segment from August 2013 to June 2017. Prior to that, she served as Regulatory Reform Director of Huntington National Bank’s Risk Management business segment from March 2012 to August 2013, Chief Administrative Officer of Huntington’s Wealth Advisors, Government Finance, and Home Lending business segment from November 2010 to March 2012, and Executive Vice President of Huntington from December 2001 to November 2010. She is active as a community leader and serves on the Board of several local organizations, including a youth social services agency. Ms. Kelly was selected to serve as a Trustee based primarily on her experience in managing securities-related businesses operated by banks and her senior position within Huntington Bank, which serves as custodian of certain series of the Trust. Ms. Kelly received a B.S. from Hood College in 1977, and an M.B.A. in 1981 from Xavier University.

Independent Trustees Messrs, Hippenstiel, Tritschler, Condon, and Little each have previous experience serving as trustees to other multi-series trusts, which means that they are familiar with issues relating to overseeing multiple advisers and multiple funds. Messrs. Hippenstiel, Little, and Grant have experience conducting due diligence on and evaluating investment advisers – Mr. Hippenstiel as the Chief Investment Officer of Legacy Trust, Mr. Little as the President of a registered investment adviser, and Mr. Grant as an officer of a trust company which sponsors collective investment trusts and manages limited liability investment corporations. This means that they are qualified to review annually each adviser’s qualifications, including the qualification of the Adviser to serve as adviser to the Fund. Ms. Kelly’s experience as an officer of one of the Trust’s custodial banks and supervisor of one of the Trust’s former administrators provides the Independent Trustees with insight into the operations of the service providers and their day-to-day administration of the Fund.

RISK MANAGEMENT. As part of its efforts to oversee risk management associated with the Trust, the Board has established the Audit Committee, the Pricing & Liquidity Committee (formerly the Pricing Committee), and the Governance & Nominating Committee as described below:

•	The Audit Committee consists of Ms. Kelly and Messrs. Condon and Tritschler. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of financial statements and the independent audits of the financial statements; and acting as a liaison between the independent auditors and the full Board. The Audit Committee met four times during the year ended December 31, 2019.

•	The Pricing & Liquidity Committee is responsible for reviewing and approving fair valuation determinations. The Pricing & Liquidity Committee currently consists of Messrs. Grant, Hippenstiel, and Little, except that any one member of the Pricing & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. In addition to meetings to approve fair valuations, the Pricing & Liquidity Committee met four times during the year ended December 31, 2019.

•	The Governance & Nominating Committee currently consists of all of the Trustees. The Governance & Nominating Committee is responsible for overseeing the composition of the Board and qualifications and independence of its members, compensation, education and other governance matters, as well as succession of Board members. The Committee was formed in May 2019 and met two times during the year ended December 31, 2019.

The Audit Committee and the Pricing & Liquidity Committee meet at least quarterly and each Committee reviews reports provided by administrative service providers, legal counsel and independent accountants. The Governance & Nominating Committee meets on an as needed basis. All Committees report directly to the full Board.

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The Independent Trustees have engaged independent legal counsel to provide advice on regulatory, compliance and other topics. This legal counsel also serves as counsel to the Trust. In addition, the Board has engaged on behalf of the Trust a full-time Chief Compliance Officer (“CCO”) who is responsible for overseeing compliance risks. He reports to the Board at least quarterly any material compliance items that have arisen, and annually he provides to the Board a comprehensive compliance report outlining the effectiveness of compliance policies and procedures of the Trust and its service providers. As part of the CCO’s risk oversight function, the CCO seeks to understand the risks inherent in the operations of the Trust’s series and their advisers and sub- advisers. Periodically, the CCO provides reports to the Board that:

•	Assess the quality of the information the CCO receives from internal and external sources;

•	Assess how Trust personnel monitor and evaluate risks;

•	Assess the quality of the Trust’s risk management procedures and the effectiveness of the Trust’s organizational structure in implementing those procedures;

•	Consider feedback from and provide feedback regarding critical risk issues to Trust and administrative and advisory personnel responsible for implementing risk management programs; and

•	Consider economic, industry, and regulatory developments, and recommend changes to the Trust’s compliance programs as necessary to meet new regulations or industry developments.

The Trustees meet in-person on a quarterly basis, typically for two days of meetings. Trustees also participate in special meetings and conference calls as needed. In addition to Board meetings, Trustees also participate in teleconferences each quarter to review and discuss 15(c) materials and other information. In general, each series of the Trust has a contract renewal once each year. Legal counsel to the Trust provides quarterly reports to the Board regarding regulatory developments. On a quarterly basis, the Trustees review and discuss some or all of the following compliance and risk management reports relating to the series of the Trust:

(1)	Fund Performance/Morningstar Report/Portfolio Manager’s Commentary

(2)	Code of Ethics review

(3)	NAV Errors, if any

(4)	Distributor Compliance Reports

(5)	Timeliness of SEC Filings

(6)	Dividends and other Distributions

(7)	List of Brokers, Brokerage Commissions Paid and Average Commission Rate

(8)	Review of 12b-1 Payments

(9)	Multiple Class Expense Reports

(10)	Anti-Money Laundering/Customer Identification Reports

(11)	Administrator and CCO Compliance Reports

(12)	Market Timing Reports

The Board has not adopted a formal diversity policy. When soliciting future nominees for Trustee, the Board will make efforts to identify and solicit qualified minorities and women.

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On an annual basis, the Trustees assess the Board’s and their individual effectiveness in overseeing the Trust. Based upon its assessment, the Board determines whether additional risk assessment or monitoring processes are required with respect to the Trust or any of its service providers.

Based on the qualifications of each of the Trust’s Trustees and officers, the risk management practices adopted by the Board, including a regular review of several compliance and operational reports, and the committee structure adopted by the Board, the Trust believes that its leadership is appropriate.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2019.

Trustee	Dollar Range of the Fund’s Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald C. Tritschler	None	None
Stephen A. Little	$1 - $10,000	$1 -$10,000
Daniel J. Condon	None	None
Kenneth G.Y. Grant	$1 - $10,000	$10,001 - $50,000
Nancy V. Kelly	None	None

*	As of the date of this SAI, the Trust consists of 25 series.

Set forth below is the compensation paid during the last fiscal year to the Trustees and compensated officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its share of such expenses, which are allocated among the series of the Trust in such manner as the Trustees determine to be fair and equitable.

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Kenneth G.Y. Grant, Independent Trustee and Chairman of the Board	$2,520	$0	$0	$56,745
Daniel J. Condon, Independent Trustee	$2,070	$0	$0	$46,720
Gary E. Hippenstiel, Independent Trustee and Chairman of the Pricing & Liquidity Committee	$2,520	$0	$0	$56,845
Nancy V. Kelly, Independent Trustee and Chairman of the Audit Committee and the Governance & Nominating Committee	$2,520	$0	$0	$56,845
Stephen A. Little, Independent Trustee	$2,070	$0	$0	$46,720
Ronald C. Tritschler, Independent Trustee	$2,070	$0	$0	$46,720
Lynn E. Wood, Chief Compliance Officer	$8,500	$0	$0	$132,801	[2]

1	As of the date of this SAI, the Trust consists of 25 series.
2	In addition to the CCO’s salary listed in the table, the Trust accrues amounts to pay for the CCO’s expenses relating to compliance activities, including due diligence visits of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are allocated to each series of the Trust in such manner as the Trustees determine to be fair and equitable.
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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a fund is presumed to be a control person of the fund. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Adviser. TD Ameritrade* may be deemed to be a control person of the Fund.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding voting shares of any class of a fund. As of December 31, 2019, the following shareholders were considered principal shareholders of the respective class of the Fund:

Strategic Income Fund - Institutional Class

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07950	7.22%	Record
TD Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	80.58%	Record

Strategic Income Fund - Investor Class

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	20.09%	Record
National Financial Services, LLC 499 Washington Blvd. Jersey City, NJ 07950	17.23%	Record
TD Ameritrade, Inc.* P.O. Box 2226 Omaha, NE 68103	51.78%	Record

*	As of December 31, 2019, TD Ameritrade, Inc. owned 80.11% of the Strategic Income Fund.

As of December 31, 2019, the Trustees and Officers as a group owned less than 1% of any share class of the Fund.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal year ended September 30, 2019, the portfolio turnover rate for the Strategic Income Fund was 216%.  For the fiscal year ended September 30, 2018, the portfolio turnover rate for the Strategic Income Fund was 600%. The variation in the turnover rate for the Strategic Income Fund was the result of the credit markets experiencing less volatility than fiscal year 2018. In addition, IRON limited hedging of the portfolio in 2019 compared to 2018. Changing market and economic conditions is the main driver of the Strategic Income Fund’s portfolio exposure and as such, the Strategic Income Fund’s turnover has historically varied significantly.

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ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Ultimus Fund Solutions, LLC subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with a Fund, the transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of a Fund, or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. During the fiscal year ended September 30, 2019, the Adviser did not direct any brokerage transactions to brokers on the basis of research services provided by such brokers.

Over-the-counter transactions may be placed with broker-dealers if the Adviser is able to obtain best execution (including commissions and price). Over-the-counter transactions may also be placed directly with principal market makers. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

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When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined (“blocked”) basis. Blocked transactions can produce better execution for a Fund because of the increased volume of the transaction. If the entire blocked order is not filled, a Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between a Fund and employees of the Adviser; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Adviser.

The following table provides information regarding brokerage commissions paid by the Strategic Income Fund during the fiscal years indicated. The difference in brokerage commissions paid from year to year is primarily due to changes in the quantity of exchange traded securities traded throughout the fiscal year.

Fiscal Year Ended	Brokerage Commissions Paid
September 30, 2017	$100,826
September 30, 2018	$90,962
September 30, 2019	$31,297

The Trust, the Adviser and the Fund’s distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes, free of charge, by calling Shareholder Services at (877) 322-0575. You may also obtain copies of the Trust’s Code from documents filed with the SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies with respect to the disclosure of the Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about the Fund’s portfolio to third-parties prior to the day after the information is posted to the Fund’s website unless the information is publicly available on the SEC’s EDGAR system. As described below, the policies allow for disclosure of non-public portfolio information to third-parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s Chief Compliance Officer). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s Chief Compliance Officer. The Trust and the Adviser are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

Under the Trust’s policies, the Adviser is permitted to include Fund portfolio information that has already been made public through the Fund’s website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Fund’s website, the information is disclosed no earlier than the day after the date of posting to the website.

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The Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of the Fund. These service providers include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to a Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

The Fund may also disclose non-public portfolio holdings information to rating and ranking organizations, such as Morningstar Inc. and Lipper Inc., in connection with those firms’ research on and classification of the Fund and in order to gather information about how the Fund’s attributes (such as performance, volatility and expenses) compare to peer funds. In these instances, information about the Fund’s portfolio would be supplied within approximately 25 days after the end of the month. In addition, any such ratings organization would be required to keep the Fund’s portfolio information confidential and would be prohibited from trading based on the information or otherwise using the information except as necessary.

DETERMINATION OF NET ASSET VALUE

The NAV of each class of the shares of the Fund is determined at the close of trading (which is normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV (share price), see “Determination of Net Asset Value” in the applicable Prospectus. The Fund’s NAV per share is computed by dividing the value of the securities held by the applicable class plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the class outstanding at such time.

Equity securities are generally valued by using market quotations. Equity securities traded on a securities exchange for which a last-quoted sales price is readily available are generally valued at the last quoted sale price as reported by the primary exchange on which the securities are listed. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities listed on the NASDAQ National Market System are generally valued by a pricing service at the NASDAQ Official Closing Price, which may differ from the last sales price reported.

Options traded on major exchanges are valued at the last quoted sales price on their primary exchange. If there is no reported sale on the valuation date, such options are valued at the mean of the last bid and ask prices.

Fixed income securities for which market quotations are readily available are generally valued based upon the mean of the last bid and ask prices as provided by an independent pricing service. If market quotations are not readily available, the pricing service may use electronic data processing techniques and/or a computerized matrix system based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices to determine valuations. In determining the value of a bond or other fixed income security, matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity and type of issue, and any other factors or market data as the independent pricing service deems relevant for the security being priced and other securities with similar characteristics.

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If management or the Adviser considers a valuation unreliable due to market or other events (including events that occur after the close of trading but before the calculation of the NAV), the Fund will value its securities at their fair value, as of the close of the regular trading on the NYSE, as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. The Trust maintains a pricing review committee that will review any fair value provided by the Adviser, subject to the ultimate review and approval of the Pricing, Valuation & Liquidity Committee of the Board. Any one member of the Pricing, Valuation & Liquidity Committee constitutes a quorum for purposes of reviewing and approving a fair value. The full Pricing, Valuation & Liquidity Committee will review all fair valued securities on a quarterly basis.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at their market value as determined by an independent third-party pricing agent, unless it is determined that such practice does not approximate fair market value.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s NAV, pursuant to an election filed by the Trust under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s NAV in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that a Fund actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Redemption of Fund shares generally will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If a Fund does qualify as a RIC but (in a particular calendar year) distributes less than 98% of its ordinary income and 98.2% of its capital gain net income (as the Code defines each such term), the Fund would be subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•	Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);
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•	Diversify its investments in securities within certain statutory limits; and

•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon bonds or other securities issued with original issue discount (including pay-in-kind securities). If it does so, a Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine, for federal income tax purposes, the character and time for recognition of gains and losses that a Fund realizes in connection with the hedge. The Fund’s income from derivative instruments, in each case derived with respect to its business of making investments, should qualify as allowable income for the Fund under the Income Requirement.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses recognized in taxable years of the Fund beginning after December 31, 2010 may be carried forward indefinitely to offset any capital gains. As of September 30, 2019, the Strategic Income Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $11,212,821 and long-term capital loss carryforwards available to offset future gains and not subject to expiration of $10,982,561.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the fiscal year ended September 30, 2019, the Fund did not defer any late year gains or losses.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends a Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, a Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

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If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

U.S. Bank, located at 425 Walnut Street, Cincinnati, Ohio 45202, serves as the Strategic Income Fund’s custodian (the “Custodian”). The Custodian acts as the Fund’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties.

FUND SERVICES

Ultimus Fund Solutions, LLC (“Ultimus”) located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, acts as the Fund’s transfer agent, fund accountant and administrator. Certain officers of the Trust are members of management and/or employees of Ultimus.

Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, Ultimus provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. Ultimus also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Strategic Income Fund during the fiscal years indicated.

Fiscal Year Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
September 30, 2017	$33,202	$51,500	$108,218
September 30, 2018	$31,889	$43,266	$86,314
September 30, 2019	$30,000	$42,096	$62,911

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been selected as the Independent Registered Public Accounting Firm for the Fund for the fiscal year ending September 30, 2020. Cohen will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting services as requested.

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SECURITIES LENDING

The amounts of income and fees/compensation related to the securities lending activities of the Strategic Income Fund during the fiscal year ended September 30, 2019 are as follows:

Gross Income to Fund	Fees Paid to Securities Lending Agent	Fees Paid for Cash Collateral Management Services	Rebates Paid to Borrowers	Net Income to Fund
$40,214	$(12,412)	$(2,752)	$(1,991)	$23,059

DISTRIBUTOR

Ultimus Fund Distributors LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. An officer of the Trust is an officer of the Distributor, and may be deemed to be an affiliate of the Distributor. The Distributor is a wholly owned subsidiary of Ultimus.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

The Trust, with respect to the Fund, has adopted a Distribution Plan (the “Plan”) for its Investor Class shares pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement. With respect to the Strategic Income Fund, the Plan was approved by the Board at an in-person meeting on November 10, 2008 and most recently approved by the Board at an in-person meeting on May 20 and 21, 2019. In both cases, the meeting was called for the purpose of, among other things, voting on each Plan.

The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Investor Class shares in connection with the promotion and distribution of Investor Class shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current shareholders of the Fund, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or the Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of Investor Class shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

For the fiscal year ended September 30, 2019, the Strategic Income Fund accrued $ 2,817 in expenses under the12b-1 Plan.

ADMINISTRATION PLAN

The Trust, with respect to the Fund, has adopted an Administration Plan with respect to its Investor Class shares, pursuant to which the Fund may pay an annual fee equal to 0.10% of the average daily net assets of the Fund’s Investor Class shares to reimburse the Adviser for compensating financial intermediaries who provide administrative services to the Investor Class shareholders. Financial intermediaries eligible to receive payments under the Administration Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that sell and/or provide administrative services to Investor Class shareholders. The Plan requires the distributor to enter into a written agreement with a financial intermediary describing the administrative services to be provided to a Fund’s Investor Class shareholders before the Fund or adviser can compensate the financial intermediary pursuant to the Administration Plan.

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For purposes of the Administration Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Investor Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Investor Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as recordholder and nominee of all Investor Class shares beneficially owned by the intermediary’s customers; (e) providing sub-accounting with respect to Investor Class shares of a Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Investor Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) responding to customer inquiries relating to the Investor Class shares or the services; (j) providing the necessary computer hardware and software which links the intermediary’s systems to a Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of a Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the financial intermediary; and/or (m) furnishing (either separately or on an integrated basis with other reports sent to a customer by the intermediary) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

PROXY VOTING POLICIES

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. The Adviser shall make a written recommendation of the voting decision to the Board, which shall include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the Adviser’s (or sub-adviser’s) proxy voting policies. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of a Fund’s shareholders. When the Board of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

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•	electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•	approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;

•	providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•	corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote. The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

•	shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

More information. You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (877) 322- 0575 or by writing to Ultimus Fund Solutions, LLC, the Fund’s transfer agent, at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from the Fund’s documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above.

FINANCIAL STATEMENTS

The financial statements of the Strategic Income Fund and the report of the Independent Registered Public Accounting Firm required to be included in the SAI are hereby incorporated by reference to the Strategic Income Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2019 (File No. 811-21237). You can obtain the Annual Report without charge by calling shareholder services at (877) 322-0575.

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